As Filed with the Commission on April 29, 2002
Registration No. 2-80808
SEC File No. 811-3616

Securities and Exchange Commission
Washington, D.C.

FORM N-1A

Registration Statement Under the Securities Act of 1933 [X]

    Pre-Effective Amendment No. [  ]

    Post-Effective Amendment No. 25 [X]

and/or

Registration Statement Under the Investment Company Act of 1940 [X]

    Amendment No. 27

Mosaic Income Trust
(Exact Name of Registrant as Specified in Charter)

550 Science Drive, Madison, Wisconsin 53711

Registrant's Telephone Number: (480) 443-9537

W. Richard Mason, Secretary
Mosaic Income Trust
8777 N. Gainey Center Drive, Suite 220, Scottsdale, Arizona  85258
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
    It is proposed that this filing will become effective:
        [  ] immediately upon filing pursuant to paragraph (b)
        [X] on May 1, 2002 pursuant to paragraph (b)
        [  ] 60 days after filing pursuant to paragraph (a)(1)
        [  ] on (date) pursuant to paragraph (a)(1)
        [  ] 75 days after filing pursuant to paragraph (a)(2)
        [  ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
        [  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Mosaic Income Trust (Government Fund, Intermediate Income Fund and Institutional Bond Fund).

Cross-Reference Sheet

Form N1-A

Part A, Information Required in a Prospectus

Item 1	Front and back cover pages
Item 2	Risk/Return Summary: Investments, Risks and Performance (including Fund Investment Objectives/Goals, Principal Investment Strategies of the Trust, Principal Risks of Investing in the Fund and Risk/Return Bar Chart and Table)
Item 3	Fees and expenses of the Trust
Item 4	Investment Objectives, Implementation of Investment Policies
Item 5	Management's Discussion of Fund Performance is contained in the Registrant's annual reports to shareholders under rule 30d-1 for the fiscal year ended December 31, 2001 and is incorporated herein by reference
Item 6	Management
Item 7	Pricing of Fund Shares, Dividends and Distributions, Taxes and incorporated by reference from Mosaic's "Guide to Doing Business" or included in the Instititutional Bond Fund Guide to Doing Business
Item 8	Not applicable
Item 9	Financial highlights

Mosaic's "Guide to Doing Business" follows Part A for the Government and Intermediate Income Funds

Part B, Items Required in a Statement of Additional Information

Item 10	Cover page
Item 11	Trust History
Item 12	Description of the Funds (including Classification, Investment Strategies and Risks, Fund Policies and Fundamental Policies)
Item 13	Management of the Trust
Item 14	Control Persons and Principal Holders of Securities
Item 15	Investment Advisory and Other Services
Item 16	Brokerage Allocation and Other Practices
Item 17	Capital Stock and Other Securities
Item 18	Purchase, Redemption and Pricing of Shares
Item 19	Taxation of the Trust
Item 20	Investment Advisory and Other Services
Item 21	Calculation of Performance Data
Item 22	Financial Statements and Other Additional Information (Annual and Semi-Annual Reports and are incorporated by reference)

Part C, Other Information Items 23 through 30 follow Part B

Prospectus/May 1, 2002

Mosaic Income Trust

Institutional Bond Fund

The Institutional Bond Fund invests in a combination of corporate and government bonds and money market instruments with a dollar weighted average maturity not to exceed 10 years. It invests in bonds rated A or better. Within these policy limitations, we seek to obtain the highest possible investment return (income and share price appreciation).

Features

No commissions or sales charges

$50,000 minimum initial investment

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Madison Mosaic, LLC
Investment Advisor

Risk/Return Summary: Investments, Risks and Performance	3
mFund Investment Objectives/Goals	3
mPrincipal Investment Strategies of the Fund	3
mPrincipal Risks of Investing in the Fund	3
mRisk/Return Bar Chart and Table	4
Fees and Expenses of the Fund	5
Investment Objectives	6
Implementation of Investment Objectives	6
Principal Risks	9
Management	11
Pricing of Fund Shares	12
Dividends and Distributions	12
Taxes	12
Financial Highlights	13
Institutional Bond Fund Guide to Doing Business	14
mShareholder Account Transactions	14
mmConfirmations and Statements	14
mmChanges to an Account	14
mHow to Open An Account	15
mmMinimum Initial Investment	15
mmRequired Maintenance Investment Balance	15
mmBy Check	15
mmBy Wire	15
mmBy Exchange	16
mHow to Purchase Additional Shares	16
mmMinimum Initial Investment	17
mmBy Check	17
mmBy Wire	17
mmBy Automatic Investment Plan	17
mHow to Redeem Shares	18
mmBy Telephone or By Mail	18
mmBy Wire	19
mmBy Exchange	19
mmBy Systematic Withdrawal Plan	19
mmSpecial Redemption Rules for IRAs	20
mDistribution Options	20
mPayments in Kind	20
mHow to Close an Account	21
mOther Fees	21
mmReturned Investment Check Fee	21
mmBroker Fees	21
mmOther Fees	21
mIRAs Plans	21
mmTraditional IRAs	21
mmRoth IRAs	22
mmConversion Roth IRAs	22

Risk/Return Summary: Investments, Risks and Performance

Fund Investment Objectives/Goals

The objective of the Institutional Bond Fund (the "Fund") is to obtain the highest total investment return possible (income and share price appreciation) within the policy limitations of (1) investments in bonds and money market instruments rated A or better and (2) maintaining a dollar weighted average maturity of 10 years or less.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective through diversified investment in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies and money market instruments.

In seeking to achieve the Fund's goal, we will (1) shorten or lengthen the dollar weighted average maturity of the Fund based on our anticipation of the movement of interest rates and (2) monitor the yields of the various bonds that satisfy the Fund's investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund.

We will invest at least 65% of the Fund's total assets in bonds.

Principal Risks of Investing in the Fund

Interest Rate Risk

The share price of the Fund reflects the value of the bonds it holds. When interest rates or general demand for fixed-income securities change, the value of these bonds change. If the value of these bonds falls, the share price of the Fund will go down. If it falls below the price you paid for your shares, you could lose money when you redeem your shares.

What might cause bonds to lose value? One reason might be a rise in interest rates. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down.

The longer the maturity of any bond, the greater the effect will be on its price when interest rates change.

Call Risk

If a bond issuer "calls" a bond (pays it off at a specified price before it matures), the Fund would have to reinvest the proceeds at a lower interest rate. It may also experience loss if the bond is called at a price lower than what we paid.

Tax-Related Risk

You can receive a taxable distribution of capital gain. You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

Other Risks

Some federal agency securities are not backed by the full faith and credit of the United States, so we must look to the agency issuing the bond for ultimate repayment. Also, the Fund may own government agency obligations backed by mortgages. If the mortgage holders prepay them during a period of falling interest rates, the Fund could be exposed to prepayment risk. In that case, it must reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.

Risk/Return Bar Chart and Performance Table

The following bar chart and table illustrates the risk of the Fund by comparing the Fund's performance with those of a broad-based securities market index that is not subject to the fees and expenses of typical mutual funds. Included in the table are after-tax returns that are not relevant to you if you hold your shares through a tax-deferred arrangement, such as an individual retirement account or 401(k) plan. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after tax returns depend on your tax situation and may differ from those shown. Remember, however, that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Since the Fund's inception on May 1, 2000, the highest return for a quarter was 4.39% (quarter ending September 30, 2001) and the lowest return for a quarter was 0.26% (quarter ending December 31, 2001)

Average Annual Total Returns (for the periods ending December 31, 2001)
	Past One Year	Since Inception
Return before taxes	9.47%	9.48%
Return after taxes on distributions	7.02%	7.02%
Return after taxes on distributions and sale of fund shares	5.79%	6.39%
Lehman Intermediate Government Corporate Index*	8.96%	10.70%

*The Lehman Intermediate Government Corporate Index is a recognized, unmanaged index of thousands of government and corporate bonds.

To obtain the current 30-day yield for the Fund, call our shareholder service department toll-free at 888-670-3600. Remember, however, that the yield changes and past performance does not necessarily indicate how the Fund will perform in the future.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.15% *
Total Annual Fund Operating Expenses	0.45%

*Under a services agreement between us and the Fund, all other expenses are fixed at 0.15%. We can reduce these expenses at any time, but the Fund's Trustees must authorize any increase. No changes are anticipated as of the date of this prospectus.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Additional fees and transaction charges described in the Institutional Bond Fund "Guide to Doing Business," if applicable, will increase the level of expenses that can be incurred. (For example, fees are charged for certain wire transfers, stop payments on checks and bounced investment checks).

In addition, if you purchase or redeem shares in the Fund through a securities broker you may be charged a transaction fee by the broker for handling of the transaction. The Fund does not receive these fees. You can engage in any transaction directly with the Fund to avoid such charges. The Institutional Bond Fund Guide to Doing Business is found on pages 12 to 21 of this prospectus.

Investment Objectives

The objective of the Fund is to obtain the highest total investment return possible (income and share price appreciation) within the policy limitations of (1) investments in bonds and money market instruments rated A or better and (2) maintaining a dollar weighted average maturity of 10 years or less.

There can be no assurance that the objective of the Fund will be achieved.

Although the investment objective of the Fund may be changed without shareholder approval, shareholders will be notified in writing prior to any material change.

Implementation of Investment Objectives

The Fund seeks to achieve its objectives by investing in corporate debt securities, obligations of the U.S. Government and its agencies and instrumentalities and money market instruments. In general, after selecting securities that match the Fund's investment guidelines, most of our investment decisions will relate to either (1) our understanding of the direction of interest rate movement or (2) the difference in yields between various types of securities that match the Fund's guidelines.

  If we believe interest rates are falling, we will normally increase the dollar weighted average maturity of the Fund to help increase the share price of the Fund. On the other hand, if we believe interest rates are rising, we will normally decrease the dollar weighted average maturity of the Fund to help preserve the Fund's share price.

Example: On January 1, interest rates are 6% and the Fund's dollar weighted average maturity is 5 years. We extend such maturity to 7 years over the month. If interest rates fall on February 1, then the value of the bonds in the Fund will increase to a greater extent than they would have increased had we not changed the original 5 year maturity. The share price of the Fund should increase accordingly.

  We will compare the difference in yields between bonds in various market sectors (this is commonly referred to as "the spread"). We will generally increase the amount the Fund invests in corporate bonds, US Treasury bonds or US Government agency bonds based on our assessment of the best combination of yield, risk and diversification under the circumstances. This "sector allocation" may mean that the Fund invests in bonds with a lower yield at times when we believe such bonds may provide better potential price appreciation in our judgment of developing market conditions. Our aim is to allocate more of the Fund's assets to the sectors of the market that we view as undervalued.

Example: On January 1, the yield on a 10-year US Government agency bond (rated AAA) is 7% while the yield on a comparable US Treasury bond is 6.7%. The spread is only 0.3%. It appears that the agency bond is a better value. However, we must determine whether market conditions may cause that spread to increase or decrease. On February 1, the yield on the agency bond is 7.1% while the yield on the US Treasury bond has fallen to 6%. This means that over the month, the price of the Treasury bond has gone up (because its yield went down) while the price of the agency bond has stayed about the same or fallen slightly. If we had invested in US Treasury bonds on January 1 instead of agency bonds, the share price of the Fund would have increased accordingly. Of course, the spread is now over 1% and we must determine whether the agency bond is undervalued or the Treasury bond is overvalued.

The percentage of the Fund's assets that we may invest at any particular time in a particular type of security and the dollar weighted average maturity of the total portfolio (never more than 10 years) will depend on our judgment regarding the risks in the general market. We monitor many factors affecting the market outlook, including economic, monetary and interest rate trends, market momentum, institutional psychology and historical similarities to current conditions.

Corporate Debt Securities. We will primarily buy corporate debt securities assigned one of the three highest quality ratings by Standard & Poor's or Moody's or, if unrated, judged by the Advisor to be of comparable quality. These are generally referred to as "investment grade" securities and are rated AAA, AA and A by Standard & Poor's or Aaa, Aa and A by Moody's.

We will sell any security owned by the Fund that is downgraded below A. We will make the sale within three months of the downgrade. We will determine the timing and terms of the sale that we believe are in the best interests of the Fund.

We apply our investment selection criteria at the time an investment is made. Except as described above, we might not sell a bond because of an adverse change in quality rating or other characteristics because the impact of such change is often already reflected in market price before the bond can be sold.

U.S. Government Securities. We may also buy investment grade U.S. Government securities. These include a variety of securities issued or guaranteed by the U.S. Treasury and various agencies of the federal government. They also include various instrumentalities that were established or sponsored by the U.S. Government and certain interests in these types of securities.

Treasury securities include notes, bills and bonds. Obligations of the Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Banks, the Federal Farm Credit System, Freddie Mac, Fannie Mae, the Small Business Association and the Student Loan Marketing Association are also considered to be U.S. Government securities.

Except for Treasury securities, these obligations may or may not be backed by the "full faith and credit" of the United States. Government agency obligations are generally guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government.

Money Market Securities. Finally, we may invest in money market securities. Money market securities are subject to the limitation that they mature within one year of the date of their purchase. These include:

a) commercial paper (including variable rate master demand notes) rated at least A-2 by Standard and Poor's Corporation or Prime-2 by Moody's, or if not so rated, issued by a corporation which has outstanding debt obligations rated at least in the top two ratings by Standard and Poor's and Moody's;

b) debt obligations (other than commercial paper) of corporate issuers which obligations are rated at least AA by Standard or Poor's or Aa by Moody's; and

c) short-term obligations of or guaranteed by the U.S. government, its agencies or instrumentalities.

Maturity

We will normally invest the Fund so that it has an dollar weighted average maturity of 10 years or less. If we believe that market risks are high and bond prices in general are vulnerable to decline, we may reduce the average maturity of the Fund's bonds and increase its cash reserves and money market holdings. We do not, however, intend to engage in extensive short-term trading.

Temporary Defensive Position

We reserve the right to invest a portion of the Fund's total assets in short-term debt securities (those with maturities of one year or less) and to maintain a portion of Fund assets in uninvested cash. However, we do not intend to hold more than 35 percent of the Fund's total assets in such investments unless we determine that market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100 percent of the Fund may be so invested. To the extent that the Fund is so invested, it may not be invested in accordance with policies designed to achieve its stated investment objective.

Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements. We might hold substantial cash reserves in seeking to reduce the Fund's exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.

Portfolio Trading Activity - Taxable Capital Gains Potential

We may alter the composition of the Fund with regard to quality and maturity and we may sell securities prior to maturity. Under normal circumstances, however, turnover for the Fund is generally not expected to exceed 100%.

Sales of Fund securities may result in capital gains. This can occur any time we sell a bond at a price that was higher than the price we paid for it, even if we do not engage in active or frequent trading. Our intent when we sell bonds is to "lock in" any gains already achieved by that investment or, alternatively, prevent additional or potential losses that could occur if we continued to hold the bond. However, increasing portfolio turnover at a time when our assessment of market performance is incorrect could lower investment performance.

The Fund does not generally pay brokerage commissions when it purchases or sells bonds, but the price we would have to pay to buy a bond is usually higher than the price we would receive when we sold it. As a result, as portfolio turnover increases, the cumulative effect of this may hurt fund performance.

Under normal circumstances, the Fund will not engage in active or frequent trading of its bonds. However, it is possible that we will determine that market conditions require a significant change to the composition of the Fund's portfolio. (For example, if interest rates rise or fall significantly, we may attempt to sell bonds before they lose much value.) Also, if the Fund experiences large swings in shareholder purchases and redemptions, we may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, the Fund could make a taxable capital gain distribution.

Principal Risks

Interest Rate Risk

The value of shares purchased in the Fund will fluctuate due to changes in the value of securities held by the Fund. At the time an investor sells his or her shares, they may be worth more or less than their original cost.

Bonds tend to increase in value when prevailing interest rates fall, and to decrease in value when prevailing interest rates rise. The longer the maturities of the bonds held in the Fund, the greater the magnitude of these changes. Investments with the highest yields may have longer maturities or lower quality ratings than other investments, increasing the possibility of fluctuations in value per share.

Tax-Related Risk

In addition to dividends from any interest earned by Fund securities and paid to you, shareholders in the Fund can recognize taxable income in two ways:

(1) If you sell your shares at a price that is higher than when you bought them, you will have a taxable capital gain. On the other hand, if you sell your shares at a price that is lower than the price when you bought them, you will have a capital loss.

(2) In the event the Fund sells more securities at prices higher than when they were bought by the Fund, the Fund may pass through the profit it makes from these transactions by making a taxable capital gain distribution. (The discussion regarding Portfolio Trading Activity ? Taxable Capital Gains Potential in the previous section above explains what circumstances can produce taxable capital gains.)

Call Risk

We may buy "callable bonds." This means that the issuer can redeem the bond before maturity. An issuer may want to call a bond after interest rates have gone down. If an issuer calls a bond we own, we would have to reinvest the proceeds at a lower interest rate. Also, if the price we paid for the bond was higher than the call price, the effect is the same as if the Fund sold the bond at a loss.

Portfolio Specific Risks

Government Securities

Some federal agencies have authority to borrow from the U.S. Treasury while others do not. In the case of securities not backed by the full faith and credit of the United States, we must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. We may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Mortgage Backed Securities

The Fund may own securities that are backed by mortgages such as, for example, Ginnie Mae or Fannie Mae securities. Normally, the payments the Fund will receive on such securities represent interest and a portion of the principal on each mortgage. However, mortgage holders may refinance their properties when interest rates fall. This has the effect of prepaying large amounts of the principal on these types of securities. If this happens, we must reinvest the proceeds at a lower interest rate than we were able to obtain when we purchased the security. Another aspect of this "prepayment risk" is that prepayments have the effect of shortening maturity. As a result, when bonds with longer maturities are becoming more valuable as interest rates fall, these types of securities may not enjoy the full benefit of this interest rate movement.

Management

The Advisor

We are Madison Mosaic, LLC, a wholly-owned subsidiary of Madison Investment Advisors, Inc., both located 550 Science Drive, Madison, Wisconsin 53711 ("Madison"). We manage approximately $200 million in the Mosaic family of mutual funds, which includes stock, bond and money market portfolios. Madison, a registered investment advisory firm since 1973, provides professional portfolio management services to a number of clients and has approximately $5 billion under management. We share investment management personnel with Madison.

We are responsible for the day-to-day administration of the Fund's activities. Investment decisions regarding the Fund can be influenced in various manners by a number of individuals.

Generally, all decisions regarding the Fund's average maturity, duration and investment considerations concerning interest rate and market risk are the primary responsibility of Madison's investment policy committee. The investment policy committee is made up of the top officers and managers of Madison.

The decisions reached by the investment policy committee are carried out on a day-to-day basis by a team of portfolio management officers of Madison. This "fixed-income portfolio management team" selects individual bonds and performs other management functions for the Fund. The team performs the same type of activities for Madison's individual clients and Mosaic Income Trust portfolios not offered by this prospectus.

Compensation

Investment Advisory Fees. We receive a fee for our services under our Investment Advisory Agreement with the Trust. The fee is set at 0.30% of the average daily net assets of the Fund.
Other Expenses. Under a separate Services Agreement with the Mosaic Income Trust, we provide or arrange for the Fund to have all other operational and other support services it needs. We receive a fee calculated as a percentage of the average daily net assets of the Fund for these services. As of the date of this prospectus, this fee has been set at 0.15%.

Pricing of Fund Shares

The price of each Fund share is based on its net asset value (or "NAV"). This equals the total daily value of the Fund's assets, minus its expenses and liabilities, divided by the total number of outstanding shares. The Fund's NAV is calculated at the close of the New York Stock Exchange each day it is open for trading, normally at 4:00 p.m. Eastern Time.

We use the market value of the securities in each fund in order to determine NAV. We obtain the market value from one or more established pricing services.

When you purchase or redeem shares, your transaction will be priced based on the next calculation of NAV after your order is received in proper form. This may be higher, lower or the same as the NAV from the previous day.

Dividends and Distributions

The Fund's net income, if any, is declared as dividends and distributed to shareholders at least annually. Dividends will be paid in the form of additional shares credited to your account, unless you elect in writing to receive a dividend check or payment by electronic funds transfer (see page 20). Any net realized capital gains would also be distributed at least annually.

Taxes

Federal Tax Considerations

The Fund will distribute to shareholders 100% of its net income and net capital gains, if any.

Dividends and any capital gain distributions will be taxable to you. In January each year, the Fund will send you an annual notice of dividends and other distributions paid during the prior year.

Capital gains distributions can be taxed at different rates depending on the length of time the securities were held.

Because the share price fluctuates for the Fund, every time you redeem shares in the Fund, you will create a capital gain or loss that has tax consequences. It is your responsibility to calculate the cost basis of shares purchased. You must retain all statements received from the Fund to maintain accurate records of your investments.

An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares. As a result, any gain on the transaction may be subject to federal, state or local income tax.

If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 31% of dividends, any capital gain distributions and redemptions. Any fine assessed against the Fund that results from your failure to provide a valid social security or tax identification number will be charged to your account.

State Tax Considerations

In most states, the dividends and any capital gains you receive will be subject to any state income tax.

Financial Highlights

The following financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Deloitte & Touche LLP, whose report, dated February 8, 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request.

	Year Ended December 31, 2001	Period May 1 2000 (date of inception) Through December 31, 2000
Net asset value, beginning of period	$10.22	$10.00
Investment operations:
mNet investment income	0.60	0.39
mNet realized and unrealized gain on investments	0.35	0.23
Total from investment operations	0.95	0.62
mLess distributions:
mmFrom net investment income	(0.60)	(0.39)
mmFrom net capital gains	(0.03)	(0.01)
Total distributions	(0.63)	(0.40)
Net asset value, end of period	$10.54	$10.22
Total return (%)	9.47	6.24
Ratios and supplemental data
Net assets, end of period (thousands)	$6,325	$5,528
mRatio of expenses to average net assets (%)	0.45	0.45[1]
mRatio of net investment income to average net assets (%)	5.68	6.74[1]
mPortfolio turnover (%) .	68 .	36

1 Annualized.

Institutional Bond Fund Guide to Doing Business

Shareholder Account Transactions

Confirmations and Statements

Daily Transaction Confirmation

All purchases and redemptions (unless systematic) are confirmed in writing with a transaction confirmation. Transaction confirmations are usually mailed on the same day a transaction is posted to your account. Therefore, you should receive the confirmation in the mail within a few days of your transaction.

Quarterly Statement

Quarterly statements are mailed at the end of each calendar quarter. The statements reflect account activity through the most recent quarter. At the end of the calendar year, the statement will reflect account activity for the entire year.

We strongly recommend that you retain all daily transaction confirmations until you receive your quarterly statements. Likewise, you should keep all of your quarterly statements until you receive your year-end statement showing the activity for the entire year.

Changes to an Account

To make any changes to an account, we recommend that you call us to discuss the changes to be made and ask about any documentation that you may need to provide. Though some changes may be made by phone, generally, in order to make any changes to an account, Mosaic may require a written request signed by all of the shareholders with their signatures guaranteed.

Telephone Transactions

Mosaic Funds has a number of telephone transaction options. You can exchange your investment among the funds in the family, request a redemption and obtain account balance information by telephone. Mosaic will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon your telephone instructions, providing written confirmations of your transaction and recording all telephone conversations with shareholders. Certain transactions, including some account registration changes, must be authorized in writing.

Certificates

Certificates will not be issued to represent shares in the Fund.

How to Open A New Account

Minimum Initial Investment

Mosaic Institutional Bond Fund is available to investors for a minimum initial investment of $50,000. The $50,000 minimum may be satisfied when one or more related accounts are opened at the same time. An account is considered related when it is opened by the same retirement plan, corporation, individual or other entity.

Required Maintenance Investment Balance

Mosaic reserves the right to involuntarily redeem:

  individual accounts with balances that fall below $50,000 (as a result of shareholder activity and not market action).
  all related accounts when the value of all the accounts within any institutional relationship falls below $50,000 (as a result of shareholder activity and not market action).
  all related accounts if the average account size within any institutional relationship has a market value of less than $1,000 (as a result of shareholder activity and not market action).

  For example, if an institution allocates $50,000 among one account with $49,000 and 1000 accounts with $1, the average account size would be approximately $50 ($50,000 divided by 1001) and would not meet the Institutional Bond Fund's maintenance balance requirements.

Prior to closing your account, we will give you 30 days written notice during which time you may increase your balance to avoid having your account(s) closed.

By Check

Open your new account by completing an application and sending it along with a check payable to Mosaic Funds as follows:

Regular Mail:	Overnight:
Mosaic Funds	Mosaic Funds
c/o US Bancorp Fund Services, LLC	c/o US Bancorp Fund Services, LLC
P.O. Box 701	615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

By Wire

Please call Mosaic before you wire money (no later than close of New York Stock Exchange) to ensure proper and timely credit to your account.

When you open a new account by wire, you must promptly send us a signed application. We cannot send any redemption proceeds from your account until we have your signed application in proper form.

Please wire money to:

U.S. Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 075000022
Credit: US Bancorp Fund Services
Acct # 112-952-137
FFC: Mosaic Institutional Bond Fund
(Shareholder name, fund #, and account number)

By Exchange

You may open a new account by exchange from an existing account when your new account will have the same registration and tax identification number as the existing account and you are investing at least $50,000. You may also qualify to open an account by exchange if you are investing less than $50,000 if you are a member of an institutional relationship (retirement plan, for example) that satisfies the $50,000 requirement. A new account application is required only when the account registration or tax identification number will be different from the application for the existing account. Exchanges may only be made into funds that are sold in the shareholder's state of residence.

How to Purchase Additional Shares

Purchase Price

Share prices (net asset values or "NAV") are determined every day that the New York Stock Exchange is open. Purchases are priced at the next share price determined after the purchase request is received in proper form by Mosaic.

Purchases and Uncollected Funds

Sometimes a shareholder investment check or electronic transfer is returned to Mosaic Funds unpaid. In other words, we sometimes get checks that bounce. Mosaic has a procedure to protect you and other shareholders from loss resulting from these items. We may delay paying the proceeds of any redemption for 12 days or more until we can be determine that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected" until Mosaic determines that they have actually been paid by the bank on which they were drawn.

Purchases made by federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 12 day hold. All purchases earn dividends from the day after the day of credit to a shareholder's account, even while not collected.

Minimum Subsequent Investment

Subsequent investments may be made for $50 or more.

By Check

Please make your check payable to Mosaic Funds. Mail it along with an investment slip or, if you don't have one, please write your fund and account number (and the name of the fund) on your check.

Regular Mail:	Overnight:
Mosaic Funds	Mosaic Funds
c/o US Bancorp Fund Services, LLC	c/o US Bancorp Fund Services, LLC
P.O. Box 701	615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

By Wire

You should call Mosaic before you wire money to ensure proper and timely credit.

Please wire money to:

U.S. Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 075000022
Credit: US Bancorp Fund Services
Acct # 112-952-137
FFC: Mosaic Institutional Bond Fund
(Shareholder name, fund #, and account number)

By Automatic Investment Plan

You can elect to have a monthly (or less frequent) automatic investment plan. Mosaic will automatically credit your Mosaic account and debit the bank account you designate with the amount of your automatic investment. The automatic investment is processed as an electronic funds transfer (EFT).

To establish an automatic investment plan, complete the appropriate section of the application or call us for information. The minimum monthly amount for an EFT is $100. You may change the amount or discontinue the automatic investment plan any time. Mosaic does not charge for this service.

How to Redeem Shares

Redemption Price

Share prices (net asset values or "NAVs") are determined every day that the New York Stock

Exchange is open. Redemptions are priced at the next share price determined after the redemption request is received in proper form by Mosaic.

Signature Guarantees

To protect your investments, Mosaic requires signature guarantees for certain redemptions.

What is a signature guarantee? It is a certification by a financial institution that knows you and recognizes your signature that your signature on a document is genuine.

A signature guarantee helps Mosaic ensure the identity of the authorized shareholder(s). If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account.

A signature guarantee is required for any redemption when:

(1) the proceeds are to be greater than $50,000,
(2) the proceeds are to be delivered to someone other than you, as shareholder of record,
(3) the proceeds are to be delivered to an address other than your address of record, or
(4) you made any change to your registration or account privileges within the last 15 days.

Redemptions and Uncollected Funds

We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected," until Mosaic determines that the bank on which they were drawn has actually paid them. Purchases made with federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 12-day hold.

By Telephone or By Mail

Upon request by telephone or in writing, we will send a redemption check up to $50,000 to you, the shareholder, at your address of record only. A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder at the address of record must be made in writing, signed by all shareholders with their signatures guaranteed. See section "Signature Guarantees" above. Redemption requests in proper form received by mail and telephone are normally processed within one business day.

Stop Payment Fee

To stop payment on a redemption or distribution check, call our Shareholder Service department immediately.

Normally, Mosaic Funds charges a fee of $20.00, or the cost of stop payment, if greater, for stop payment requests on a check issued by Mosaic on behalf of a shareholder. Certain documents may be required before such a request can be processed.

By Wire

With one business day's notice, we can send funds by wire transfer to the bank and account designated on the account application or by subsequent written authorization. If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account. See page 18 for signature guarantee requirements.

Mosaic accepts signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange. A guarantee from a notary public is not an acceptable signature guarantee.

Redemptions by wire can be arranged by calling the telephone numbers on the back page of your prospectus and this Guide to Doing Business. Requests for wire transfer must be made by 4:00 p.m. Eastern time the day before the wire will be sent.

Wire Fee

There will be a $15 fee for redemptions by wire to domestic banks. Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire if greater.

By Exchange

You can redeem shares from one Mosaic account and concurrently invest the proceeds in another Mosaic account by telephone when your account registration and tax identification number are the same. There is no charge for this service.

By Systematic Withdrawal Plan

You can elect to have a systematic withdrawal plan whereby Mosaic will automatically redeem shares in your Mosaic account and send the proceeds to a designated recipient. To establish a systematic withdrawal plan, complete the appropriate section of the application or call us for information. The minimum amount for a systematic withdrawal is $100. Shareholders may change the amount or discontinue the systematic withdrawal plan anytime.

Electronic Funds Transfer Systematic Withdrawal

A systematic withdrawal can be processed as an electronic funds transfer, commonly known as EFT, to credit a bank account or financial institution.

Check Systematic Withdrawal

Or it can be processed as a check that is mailed to anyone you designate.

Special Redemption Rules for IRAs

Because IRA owners must make a written withholding election for income tax purposes when they redeem shares from their IRA, you must request IRA redemptions in writing. Before you think you may need to redeem funds from your IRA at Mosaic, call us for a form that contains the required tax election provisions.

Distribution Options

The Fund may make periodic payments of dividends from income or capital gains. Your account application allows you to select the distribution option you would like for each type of distribution. If you do not make a selection on your application, all your distributions will be automatically reinvested in your account.

If you do not want your distributions automatically reinvested, you can have your distributions (1) automatically invested in another Mosaic account, (2) paid to you by check or (3) deposited directly to your bank account.

Payments in Kind

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of any Trust. However, Mosaic Income Trust elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Trust or $250,000.

Any property of the Fund distributed to shareholders will be valued at fair value. In disposing of any such property received from the Fund, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

How to Close an Account

To close an account, you should call us and request that your account be closed.

When you close your account, shares will be redeemed at the next determined net asset value. You can close your account by telephone, wire transfer or by mail as explained above in the section "How To Redeem Shares."

Other Fees

Returned Investment Check Fee

Your account will be charged (by redemption of shares) $25.00 for items deposited for investment that are returned unpaid for any reason.

Broker Fees

If you purchase or redeem shares through a securities broker, your broker may charge you a transaction fee. This charge is kept by the broker and not transmitted to Mosaic Funds. However, you can engage in any transaction directly with Mosaic Funds to avoid such charges.

Other Fees

Mosaic reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

IRAs

The Fund can be used for retirement plan investments, including IRAs.

Distribution Fee

There is a $15.00 fee for each distribution from an IRA. The fee does not apply to redemptions established under a systematic withdrawal program.

Traditional IRAs

Traditional Individual Retirement Accounts ("Traditional IRAs") may be nondeductible or partially deductible. Traditional IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution. Traditional IRA contributions that you deducted from your income taxes and the earnings on such contributions will be taxable when distributed.

Mosaic Funds will provide you with an IRA disclosure statement with an IRA application.

The disclosure statement explains various tax rules that apply to traditional IRAs. A separate application is required for IRA accounts.

Roth IRAs

Roth IRAs are nondeductible; however, the earnings on such contributions will accumulate and are distributed tax-free as long as you meet the Roth IRA requirements.

Mosaic Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to Roth IRAs. A separate application is required for IRA accounts.

Conversion Roth IRAs

You may convert all or part of your Traditional IRA into a Roth IRA at Mosaic. Please call us for a Conversion Roth IRA form if you want to accomplish this conversion. You will be required to pay taxes on some or all of the amounts converted from a traditional IRA to a Conversion Roth IRA. You should consult your tax advisor and your IRA disclosure statement before you accomplish this conversion.

Mosaic Income Trust has a Statement of Additional Information (SAI) that includes additional information about the Fund. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year. The SAI and the Fund's annual and semi-annual reports are available without charge by calling 800-368-3195.

Please call our shareholder service department if you have any questions about the Fund or if you would like a copy of any written fund information. Additional information is also available at the Mosaic Funds Internet Investment Center at http://www.mosaicfunds.com.

Finally, you can review and copy information about Mosaic Income Trust (including the SAI) at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Telephone Numbers

Shareholder Service
Toll-free nationwide: 1 888 670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 1 800 336-3063

Transfer Agent
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

SEC File Number 811-3616

Prospectus

May 1, 2002

Mosaic Income Trust

  Mosaic Government Fund
  Mosaic Intermediate Income Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary: Investments, Risks and Performance

Fund Investment Objectives/Goals

The Government and Intermediate Income Funds offered by Mosaic Income Trust (the "Trust") have the same investment objective: to receive income from bonds and to distribute that income to its investors as dividends.

Principal Investment Strategies of Each Fund

Each fund seeks to achieve its objectives through diversified investment in bonds and other debt securities.

The Government Fund invests only in investment grade U.S. Government securities and emphasizes the safety of principal and interest for its portfolio investments. The maturities of such investments may range from long-term (20 years or more) or short-term (less than 10 years).

The Intermediate Income Fund invests in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies and money market instruments. It invests at least 80% of its total assets in bonds with the total portfolio having a dollar weighted average maturity of ten years or less. Also, at least 65% of the fund’s net assets will be invested in investment grade bonds.

Finally, up to 35% of the fund’s total assets may be invested in securities rated as low as B, including those commonly referred to as "high yield" or "junk" bonds.

Principal Risks of Investing in Each Fund

All Funds

Interest Rate Risk

The share price of each of these funds reflects the value of the bonds held by them. When interest rates or general demand for fixed-income securities change, the value of these bonds change. If the value of these bonds falls, the share price of the fund will go down. If it falls below the price you paid for your shares, you could lose money when you redeem your shares.

What might cause bonds to lose value? One reason might be a rise in interest rates. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down.

The longer the maturity of any bond, the greater the effect will be on its price when interest rates change. The Government Fund may have long dollar weighted average maturities, while the dollar weighted average maturity of the Intermediate Income Fund may be shorter at 10 years or less.

Call Risk

If a bond issuer "calls" a bond (pays it off at a specified price before it matures), the affected fund would have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what we paid.

Tax-Related Risk

You can receive a taxable distribution of capital gain. You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

Mortgage Backed Securities Risk

Each fund may own obligations backed by mortgages. If the mortgage holders prepay them during a period of falling interest rates, the fund could be exposed to prepayment risk. In that case, it must reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.

Fund Specific Risks

Government Fund

Some federal agency securities are not backed by the full faith and credit of the United States, so we must look to the agency issuing the bond for ultimate repayment.

Intermediate Income Fund

Since this fund may invest up to 35% of its total assets in bonds rated below investment grade, you should understand the risks of the bonds we may buy:

  The Youth and Growth of the High Yield Bond Market. The high yield bond market is relatively young and supply is limited.
  Sensitivity to Interest Rates and Economic Changes. Prices of high yield bonds may be less sensitive to interest rate than other bonds, but more sensitive to adverse economic changes or individual corporate developments.
  Market Expectations. High yield bond values are very sensitive to market expectations about the credit worthiness of the issuing companies.
  Liquidity and Valuation. There may be "thin" trading during times of market distress.
  Taxation. Interest income may be recognized as taxable even though payment of such interest is not received in cash.
  Credit Ratings. Changes in credit ratings by the major credit rating agencies may lag changes in the credit worthiness of the issuer.

Risk/Return Bar Chart and Performance Table

The following bar charts illustrate the risk of each fund by showing changes in each fund’s performance from year to year over a 10-year period. After the bar chart for each fund is a table that compares the fund’s average annual total returns with those of a broad-based securities market index that is not subject to the fees and expenses typical of mutual funds. Included in the table are after-tax returns that are not relevant to you if you hold your shares through a tax-deferred arrangement, such as an individual retirement account or 401(k) plan. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after tax returns depend on your tax situation and may differ from those shown. Remember, however, that past performance (before and after taxes) does not necessarily indicate how a fund will perform in the future.

  Government Fund

During the period shown in the bar chart, the highest return for a quarter was 5.48% (quarter ending September 30, 1998) and the lowest return for a quarter was -3.13% (quarter ending March 31, 1996).

Average Annual Total Returns (for the periods ending December 31, 2001)
	Past One Year	Past 5 Years	Past 10 Years
Return before taxes	7.62%	6.32%	5.68%
Return after taxes on distributions	5.68%	4.24%	3.29%
Return after taxes on distributions and sale of fund shares	4.61%	4.02%	3.35%
Lehman Intermediate Government Bond Index*	8.42%	7.06%	6.65%

*The Lehman Intermediate Government Bond Index is a recognized, unmanaged index of thousands of government bonds.

Intermediate Income Fund

The Intermediate Income Fund adopted its current investment policies on July 1, 1999. Except for the years ending December 31, 2000 and 2001 and the six months ending December 31, 1999, the information following reflects the performance of the fund under its previous investment policies when it was known as the "Mosaic High Yield Fund." Its performance under the market conditions that produced the results below might have been different if the fund were operating under its current investment policies at such times.

During the period shown in the bar chart, the highest return for a quarter was 5.38% (quarter ending March 31, 1993) and the lowest return for a quarter was -3.00% (quarter ending March 31, 1994).

Average Annual Total Returns (for the periods ending December 31, 2001)
	Past One Year	Past 5 Years	Past 10 Years
Return before taxes	8.81%	5.91%	7.42%
Return after taxes on distributions	6.47%	3.03%	4.25%
Return after taxes on distributions and sale of fund shares	5.33%	3.26%	4.37%
Lehman Aggregate Bond Index**	8.44%	7.43%	7.23%

**The Lehman Aggregate Bond Index is a recognized, unmanaged index of thousands of corporate and government bonds.

To obtain the current 30-day yield for any fund, call our shareholder service department toll-free at 888-670-3600.

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of any fund offered by Mosaic Income Trust.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Government Fund	Intermediate Income Fund
Management Fees	0.63%	0.63%
Distribution (12b-1) Fees	None	None
Other expenses	0.52%	0.45%
Total Annual Fund Operating Expenses	1.15%	1.08%

Example:

This Example is intended to help you compare the cost of investing in a fund offered by Mosaic Income Trust with the cost of investing in other mutual funds. For simplicity, fee and expense percentages above are rounded to two decimal places.

The Example assumes that you invest $10,000 in each fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Government Fund	Intermediate Income Fund
1 Year	$117	$110
3 Years	$365	$343
5 Years	$633	$595
10 Years	$1,398	$1,317

Additional fees and transaction charges described in Mosaic’s "Guide to Doing Business," if applicable, will increase the level of expenses that can be incurred. (For example, fees are charged for certain wire transfers, stop payments on checks and bounced investment checks). In addition, if you purchase or redeem shares in the Trust through a securities broker you may be charged a transaction fee by the broker for handling of the transaction. The Trust does not receive these fees. You can engage in any transaction directly with the Trust to avoid such charges.

Investment Objectives

Each mutual fund portfolio offered by the Trust has the same investment objective: To receive income from bonds and other debt securities and to distribute that income to its investors as monthly dividends.

There can be no assurance that the objective of any fund will be achieved.

Although the investment objective of any fund may be changed without shareholder approval, shareholders will be notified in writing prior to any material change.

Implementation of Investment Objectives

All Funds

General Selection Criteria

We select bonds for each fund that we believe provide the best combination of yield (the interest rate the bond pays in relation to its price), credit risk and diversification for the respective fund. To a lesser extent, we also consider whether a particular bond may increase in value from its price at the time of purchase.

Temporary Defensive Position

We reserve the right to invest a portion of any fund’s total assets in short-term debt securities (those with maturities of one year or less) and to maintain a portion of fund assets in uninvested cash. However, we do not intend to hold more than 35 percent of any fund’s total assets in such investments unless we determine that market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100 percent of any fund may be so invested. To the extent that a fund is so invested, it is not invested in accordance with policies designed to achieve its stated investment objective.

Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements. We might hold substantial cash reserves in seeking to reduce a fund’s exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.

Government Fund

Selection

We limit investments in the Government Fund to investment grade U.S. Government securities. These include a variety of securities issued or guaranteed by the U.S. Treasury and various agencies of the federal government. They also include various instrumentalities that were established or sponsored by the U.S. Government and certain interests in these types of securities.

Treasury securities include notes, bills and bonds. Obligations of the Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Banks, the Federal Farm Credit System, Freddie Mac, Fannie Mae, the Small Business Association and the Student Loan Marketing Association are also considered to be U.S. Government securities.

Except for Treasury securities, these obligations may or may not be backed by the "full faith and credit" of the United States. Government agency obligations are generally guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government.

Our policy is to invest at least 80% of Government Fund assets in the securities described above. We have no plans to change this policy, but would give you at least 60 days prior notice if we ever did.

Maturity

We buy bonds for the Government Fund with maturities that, in our judgment, will provide the best yields available from debt securities over the life of the investment. This means that the dollar weighted average maturity of the Government Fund may be 20 years or more, depending on market conditions. We may adjust this maturity, however, and may sell securities prior to maturity. We do not intend, however, to engage in extensive short-term trading.

Intermediate Income Fund

Selection

The Intermediate Income Fund seeks to achieve its objectives by investing in corporate debt securities, obligations of the U.S. Government and its agencies and instrumentalities and money market instruments.

The percentage of the Intermediate Income Fund’s assets that we may invest at any particular time in a particular type of security and the dollar weighted average maturity of the total portfolio (never more than 10 years) will depend on our judgment regarding the risks in the general market. We monitor many factors affecting the market outlook, including economic, monetary and interest rate trends, market momentum, institutional psychology and historical similarities to current conditions.

Corporate Debt Securities. We will primarily buy corporate debt securities accorded one of the four highest quality ratings by Standard & Poor’s or Moody’s or, if unrated, judged by the Advisor to be a comparable quality. These are generally referred to as "investment grade" securities and are rated AAA, AA, A and BBB by Standard & Poor’s or Aaa, Aa, A or Baa by Moody’s.

Although all of the corporate debt securities the fund holds may be investment grade at any time, we may also invest up to 35% of the Intermediate Income Fund’s total assets in lower grade corporate debt securities, commonly known as "high yield" or "junk" bonds. The lowest-grade securities we will purchase for this fund are those rated "B". We will only invest in lower-grade securities when we believe that the creditworthiness of the issuer is stable or improving, and when the potential return of investing in such securities justifies the higher level of risk.

Although the fund may invest in securities with ratings as low as "B", we follow certain policies intended to lessen some of the risks associated with investment in such securities. Included among such policies are the following:

(1) bonds acquired at the time of their initial public offering must be rated at least "B" by either Standard & Poor’s Corporation or Moody’s Investors Services, Inc.;

(2) bonds rated "BB" or "Ba" or lower must have more than one market maker at the time of acquisition;

(3) we do not purchase unrated bonds issued by an unrated company, privately placed bonds or bonds of issuers in bankruptcy;

(4) we do not purchase zero coupon bonds or bonds having interest paid in the form of additional securities (commonly called "payment-in-kind" or "PIK" bonds) if immediately after the investment more than 15 percent of the value of the fund would be invested in such bonds; and

(5) we will sell, as soon as practical, any security owned by the fund that is downgraded below B.

We apply our investment selection criteria at the time an investment is made. Except as described in item (5) above, we might not sell a bond because of an adverse change in the quality rating or other characteristics because the impact of such change is often already reflected in market price before the bond can be sold.

U.S. Government Securities. We may also buy the same type of Government Securities for the Intermediate Income Fund as we purchase for the Government Fund described above.

Money Market Securities. Finally, we may invest in money market securities. Money market securities are subject to the limitation that they mature within one year of the date of their purchase. These include:

a) commercial paper (including variable rate master demand notes) rated at least A-2 by Standard and Poor’s Corporation or Prime-2 by Moody’s, or if not so rated, issued by a corporation which has outstanding debt obligations rated at least in the top two ratings by Standard and Poor’s and Moody’s;

b) debt obligations (other than commercial paper) of corporate issuers which obligations are rated at least AA by Standard or Poor’s or Aa by Moody’s; and

c) short-term obligations of or guaranteed by the U.S. government, its agencies or instrumentalities.

Maturity

We will normally invest the Intermediate Income Fund so that at the fund has a dollar weighted average maturity of 10 years or less. If we believe that market risks are high and bond prices in general are vulnerable to decline, we may reduce the dollar weighted average maturity of the fund’s bonds and increase its cash reserves and money market holdings. We do not, however, intend to engage in extensive short-term trading.

Portfolio Trading Activity - Taxable Capital Gains Potential

We may alter the composition of any fund with regard to quality and maturity and we may sell securities prior to maturity. Under normal circumstances, however, turnover for each fund is generally not expected to exceed 100%.

Sales of fund securities may result in capital gains. This can occur any time we sell a bond at a price that was higher than the price we paid for it, even if we do not engage in active or frequent trading.

Under normal circumstances, no fund will engage in active or frequent trading of its bonds. However, it is possible that we will determine that market conditions require a significant change to the composition of a fund’s portfolio. (For example, if interest rates rise or fall significantly, we may attempt to sell bonds before they lose much value.) Also, if a fund experiences large swings in shareholder purchases and redemptions, we may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, the fund could make a taxable capital gain distribution.

Principal Risks

Interest Rate Risk

The value of shares purchased in each fund will fluctuate due to changes in the value of securities held by such fund. At the time an investor sells his or her shares, they may be worth more or less than their original cost.

Bonds tend to increase in value when prevailing interest rates fall, and to decrease in value when prevailing interest rates rise. The longer the maturities of the bonds held in the fund, the greater the magnitude of these changes. Investments with the highest yields may have longer maturities or lower quality ratings than other investments, increasing the possibility of fluctuations in value per share.

Tax-Related Risk

In addition to monthly dividends from interest, shareholders in each fund can recognize taxable income in two ways:

(1) If you sell your shares at a price that is higher than when you bought them, you will have a taxable capital gain. On the other hand, if you sell your shares at a price that is lower than the price when you bought them, you will have a capital loss.

(2)In the event a fund sells more securities at prices higher than when they were bought by the fund, the fund may pass through the profit it makes from these transactions by making a taxable capital gain distribution. (The discussion regarding Portfolio Trading Activity -Taxable Capital Gains Potential in the previous section above explains what circumstances can produce taxable capital gains.)

Call Risk

We may buy "callable bonds." This means that the issuer can redeem the bond before maturity. An issuer may want to call a bond after interest rates have gone down. If an issuer calls a bond we own, we would have to reinvest the proceeds at a lower interest rate. Also, if the price we paid for the bond was higher than the call price, the effect is the same as if the affected fund sold the bond at a loss.

Mortgage Backed Securities Risk

Each fund may own securities that are backed by mortgages such as, for example, Ginnie Mae or Fannie Mae securities in the Government Fund, and similar government or corporate securities in the Intermediate Income Fund. Normally, the payments the fund will receive on such securities represent interest and a portion of the principal on each mortgage. However, mortgage holders may refinance their properties when interest rates fall. This has the effect of prepaying large amounts of the principal on these types of securities. If this happens, we must reinvest the proceeds at a lower interest rate than we were able to obtain when we purchased the security. Another aspect of this "prepayment risk" is that prepayments have the effect of shortening maturity. As a result, when bonds with longer maturities are becoming more valuable as interest rates fall, these types of securities may not enjoy the full benefit of this interest rate movement.

Portfolio Specific Risks

Government Fund

Some federal agencies have authority to borrow from the U.S. Treasury while others do not. In the case of securities not backed by the full faith and credit of the United States, we must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. We may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Intermediate Income Fund

The Intermediate Income Fund may invest in securities rated as low as B. (Anything rated below BBB is considered below "investment grade.") These bonds are generally deemed to lack desirable investment characteristics. There may be only small assurance of payment of interest and principal or adherence to the original terms of issue over any long period.

Although the Intermediate Income Fund can only invest up to 35% of its total assets in securities rated below investment grade, you should consider certain risks associated with below investment grade securities. These risks include the following:

Youth and Growth of the High Yield Bond Market. The high yield bond market is relatively young and its major growth occurred during a long period of economic expansion. Past economic downturns resulted in large price swings in the value of high yield bonds. This also adversely affected the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Sensitivity to Interest Rates and Economic Changes. Changes in the economy and interest rates may affect high yield securities differently from other securities. Prices of high yield bonds may be less sensitive to interest rate fluctuations than investment grade securities, but more sensitive to adverse economic changes or individual corporate developments. An economic downturn or a period of rising interest rates could adversely affect the ability of highly leveraged issuers to make required principal and interest payments, meet financial projections or obtain additional financing. Periods of economic decline or uncertainty may increase the price volatility of high yield bonds and, therefore, magnify changes in the fund’s net asset value. Zero coupon bonds and payment-in-kind securities may be affected to a greater extent by such developments and thereby tend to be more volatile than securities that pay interest periodically in cash.

Market Expectations. High yield bond values are very sensitive to market expectations about the credit worthiness of the issuing companies. If events produce a sudden concern in the marketplace about the ability of high yield bond issuers to service their debts, investors might try to liquidate significant amounts of high yield bonds within a short period of time. If shareholders in the fund made significant redemptions at the same time, we might be forced to sell some of the fund’s holdings under adverse market conditions. We would have to do this without regard to their investment merits. If this happened, the fund could realize capital losses and decrease the asset base upon which expenses can be spread.

Rising interest rates can adversely affect the value of high yield bonds, both by lowering the perceived credit worthiness of the issuers and by lowering bond prices generally. However, when interest rates are falling or the credit worthiness of the issuer improves, early redemption or call features of the bonds may limit their potential for increased value.

Liquidity and Valuation. Adverse publicity about or public perceptions of high yield securities and their market, whether or not based on fundamental analysis, may cause these bonds to lose value and liquidity. Since the high yield market is an over-the-counter market, there may be "thin" trading during times of market distress. This means there is a limited number of buyers and sellers in the market.

Taxation. Interest income is recognized on zero coupon and payment-in-kind securities. This income is passed through to shareholders for income tax purposes, even though payment of such interest is not received in cash.

Credit Ratings. We consider quality ratings of debt securities when investments are selected. However, changes in credit ratings by the major credit rating agencies may lag changes in the credit worthiness of the issuer. We monitor the issuers of high yield bonds to anticipate whether the issuer will have sufficient cash flow to meet required principal and interest payments and to assess the bonds’ liquidity, but we may not always be able to foresee adverse developments. Furthermore, credit ratings attempt to evaluate the safety of principal and interest payments and may not accurately reflect the market value risks of high yield bonds.

Management

The Advisor

We are Madison Mosaic, LLC, a wholly-owned subsidiary of Madison Investment Advisors, Inc., both located at 550 Science Drive, Madison, Wisconsin 53711 ("Madison"). We manage approximately $200 million in the Mosaic family of mutual funds, which includes stock, bond and money market portfolios. Madison, a registered investment advisory firm since 1973, provides professional portfolio management services to a number of clients and has approximately $5 billion under management. We share investment management personnel with Madison.

We are responsible for the day-to-day administration of the Trust’s activities. Investment decisions regarding each of the Trust’s funds can be influenced in various manners by a number of individuals.

Generally, all decisions regarding a fund’s average maturity, duration and investment considerations concerning interest rate and market risk are the primary responsibility of Madison’s investment policy committee. The investment policy committee is made up of the top officers and managers of Madison.

The decisions reached by the investment policy committee are carried out on a day-to-day basis by a team of portfolio management officers of Madison. This "fixed-income portfolio management team" selects individual bonds and performs other management functions for all of the Trust’s funds. The team performs the same type of activities for Madison’s individual clients.

Compensation

Investment Advisory Fees. We receive a fee for our services under our Investment Advisory Agreement with the Trust. For the Trust’s last fiscal year, the fee was calculated as 0.625% of the average daily net assets of each fund offered by this prospectus. This fee is deducted automatically from all accounts and is reflected in the daily price of each fund.

Other Expenses. Under a separate Services Agreement with the Trust, we provide or arrange for each fund to have all other operational and other support services it needs. We receive a fee calculated as a percentage of the average daily net assets of each fund for these services. As of the date of this prospectus, this fee has been set at the following rates: Government Fund -- 0.52% and Intermediate Income Fund -- 0.45%.  These fees are also deducted automatically from all accounts and are reflected in the daily price of each fund.

Pricing of Fund Shares

The price of each fund share is based on its net asset value (or "NAV"). This equals the total daily value of the respective fund’s assets, minus its expenses and liabilities, divided by the total number of outstanding shares. Each fund’s NAV is calculated at the close of the New York Stock Exchange each day it is open for trading, normally 4:00 p.m. Eastern Time.

We use the market value of the securities in each fund in order to determine NAV. We obtain the market value from one or more established pricing services.

When you purchase or redeem shares, your transaction will be priced based on the next calculation of NAV after your order is received in proper form. This may be higher, lower or the same as the NAV from the previous day.

Dividends and Distributions

Each fund’s net income is declared as dividends monthly. Dividends are paid in the form of additional shares credited to your account at the end of each calendar month, unless you elect in writing to receive a monthly dividend check or payments by electronic funds transfer. Any net realized capital gains would be distributed at least annually.

Distributions will be paid in the form of additional shares credited to your account, unless you elect in writing to receive dividend checks or paymetns by electronic funds transfer.  (Please refer to Mosaic's "Guide to Doing Business" for more information about dividend distribution options.)

Taxes

Federal Tax Considerations

Each fund offered by the Trust will distribute to shareholders 100% of its net income and net capital gains, if any. The capital gain distribution is determined as of October 31 each year and distributed annually.

Dividends and any capital gain distributions will be taxable to you. In January each year, the Trust will send you an annual notice of dividends and other distributions paid during the prior year. Capital gains distributions can be taxed at different rates depending on the length of time the securities were held.

Because the share price fluctuates for each fund, every time you redeem shares in such funds, you will create a capital gain or loss that has tax consequences. It is your responsibility to calculate the cost basis of shares purchased. You must retain all statements received from the Trust to maintain accurate records of your investments.

An exchange of any fund’s shares for shares of another fund will be treated as a sale of the fund’s shares. As a result, any gain on the transaction may be subject to federal, state or local income tax.

If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 31% of dividends, any capital gain distributions and redemptions. Any fine assessed against the Trust that results from your failure to provide a valid social security or tax identification number will be charged to your account.

State Tax Considerations

In most states, the dividends and any capital gains you receive will be subject to any state income tax.

Financial Highlights

The following financial highlights table is intended to help you understand each fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Deloitte & Touche LLP, whose report, dated February 8, 2002, along with the Trust’s financial statements, are included in the annual report, which is available upon request.

GOVERNMENT FUND

	Year Ended December 31,				Nine Months Ended Dec. 31,
	2001	2000	1999	1998	1997
Net asset value beginning of period	$9.97	$9.54	$10.22	$9.89	$9.43
Investment operations:
Net investment income	0.48	0.51	0.48	0.49	0.38
Net realized and unrealized gain (loss) on investments	0.27	0.43	(0.68)	0.33	0.46
Total from investment operations	0.75	0.94	(0.20)	0.82	0.84
Less distributions from net investment income	(0.48)	(0.51)	(0.48)	(0.49)	(0.38)
Net assets value, end of period	$10.24	$9.97	$9.54	$10.22	$9.89
Total return (%)	7.62	10.19	(1.99)	8.52	9.07
Ratios and supplemental data
Net assets, end of period (thousands)	$5,282	$5,149	$5,206	$5,763	$5,499
Ratio of expenses to average net assets (%)	1.15	1.15	1.14	1.15	1.16[1]
Ratio of net investment income to average net assets (%)	4.67	5.31	4.86	4.93	5.26[1]
Portfolio turnover (%)	34	33	12	46	37

The fund commenced operations on July 21, 1983.

INTERMEDIATE INCOME FUND

	Year Ended December 31,				Nine Months Ended Dec. 31.
	2001	2000	1999	1998	1997
Net asset value beginning of period	$6.48	$6.31	$6.92	$7.21	$7.01
Investment operations:
Net investment income	0.37	0.40	0.46	0.58	0.43
Net realized and unrealized gain (loss) on investments	0.19	0.17	(0.61)	(0.29)	0.20
Total from investment operations	0.56	0.57	(0.15)	0.29	0.63
Less distributions from net investment income	(0.37)	(0.40)	(0.46)	(0.58)	(0.43)
Net asset value, end of period	$6.67	$6.48	$6.31	$6.92	$7.21
Total return (%)	8.81	9.49	(2.20)	4.07	9.12
Ratios and supplemental data
Net assets, end of period (thousands)	$6,267	$4,286	$5,195	$6,154	$6,516
Ratio of expenses to average net assets (%)	1.07	1.08	1.11	1.16	1.20[1]
Ratio of net investment income to average net assets (%)	5.61	6.43	6.97	8.11	7.90[1]
Portfolio turnover (%)	28	18	63	43	38

1 Annualized

The fund commenced operations on July 21, 1983.

Mosaic Income Trust has a Statement of Additional Information (SAI) that includes additional information about each fund in Mosaic Income Trust. Additional information about each fund’s investments is available in the Trust’s annual and semi-annual reports to shareholders. In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Trust’s funds during their last fiscal year. The SAI and the Trust’s annual and semi-annual reports are available without charge by calling 800-368-3195.

Information on how to purchase and sell shares in any Mosaic Fund is provided in a separate brochure entitled, “Guide to Doing Business.” Mosaic’s “Guide to Doing Business” is incorporated by reference into this prospectus.

Please call our shareholder service department if you have any questions about any fund in Mosaic Income Trust or if you would like a copy of any written fund information. Additional information is also available at the Mosaic Funds Internet Investment Center at http://www.mosaicfunds.com

Finally, you can review and copy information about the Mosaic Income Trust (including the SAI) at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
888 670 3600

Telephone Numbers
 Shareholder Service
 Toll-free nationwide:   888 670 3600
 Mosaic Tiles (24 hour automated information)
 Toll-free nationwide:   800 336 3063

Mosaic Funds
550 Science Drive
Madison, Wisconsin 53711

www.mosaicfunds.com

SEC File Number 811-3616

Mosaic's Guide to Doing Business

(including Privacy Policy)

The information disclosed in this Guide is part of and incorporated in the prospectuses of Mosaic Government Money Market, Mosaic Tax-Free Trust, Mosaic Equity Trust, Mosaic Income Trust (Government and Intermediate Income Funds) and Mosaic Focus Fund.

May 31, 2001

Mosaic Funds

http://www.mosaicfunds.com

An Introduction to Mosaic Services

This brochure is your guide to taking advantage of the many transaction choices available to Mosaic shareholders.

Mosaic's flagship fund, Mosaic Investors, was launched in 1978. Since that time, Mosaic Funds has grown to provide a wide range of investment options, including stock, bond, tax-free and money market funds.

If any of the information in this Guide prompts questions, please call us. Our toll-free nationwide number is 888-670-3600. Shareholder service representatives are available Monday through Friday, from 9:00 a.m. to 8:00 p.m., Eastern time.

Mosaic Tiles, our 24-hour automated information line, can be reached at 800-336-3063. Visit our Internet Investment Center for additional information, including daily share prices: http://www.mosaicfunds.com.

Mosaic Funds Privacy Notice to Customers

At Mosaic Funds, our policy is not to disclose nonpublic personal information about our shareholders or former shareholders outside of the Mosaic Funds complex except as permitted by law.

Within Mosaic Funds (our affiliated companies include each fund, Madison -- our investment advisor -- and Mosaic Funds Distributor --our broker/dealer distributor), in order to alert you to new, enhanced or improved products or services, we collect nonpublic personal information about you from your account application and from transactions in your account. Each fund may share this information internally with Madison or Mosaic Funds Distributor.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you or to alert you to new, enhanced or improved products or services we provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Shareholder Account Transactions
    Confirmations, Statements and Reports
    Changes to an Account

How to Open An Account
    Minimum Initial Investment
    By Check
    By Wire
    By Exchange

How to Purchase Additional Shares
    By Check
    By Wire
    By Automatic Investment Plan or "Instant" EFT

How to Redeem Shares
    By Telephone or By Mail
    By Wire
    By Exchange
    By Customer Check
    By Systematic Withdrawal Plan

Special Redemption Rules for IRAs

Distribution Options

Payments in Kind

How to Close an Account

Other Fees
    Returned Investment Check Fee
    Minimum Balance
    Broker Fees
    Research and Other Fees

Retirement Plans
    Traditional IRAs
    Roth IRAs
    Conversion Roth IRAs
    Education IRAs
    Employer Plans

SHAREHOLDER ACCOUNT TRANSACTIONS

Confirmations and Statements

Daily Transaction Confirmation.

All purchases and redemptions (unless systematic) are confirmed in writing with a transaction confirmation. Transaction confirmations are usually mailed on the same day a transaction is posted to your account. Therefore, you should receive the confirmation in the mail within a few days of your transaction.

Quarterly Statement.

Quarterly statements are mailed at the end of each calendar quarter. The statements reflect account activity through the most recent quarter. At the end of the calendar year, the statement will reflect account activity for the entire year.

We strongly recommend that you retain all daily transaction confirmations until you receive your quarterly statements. Likewise, you should keep all of your quarterly statements until you receive your year-end statement showing the activity for the entire year.

Householding Delivery of Shareholder Documents.

In addition to your transactions confirmations and quarterly statements, you will also receive an annual update of the prospectus for your fund and periodic financial statements.  Only one prospectus and one annual and semi-annual report (or similar report or disclosure document) will be sent to family members sharing the same address unless a request is made for multiple mailings.  Sending only one copy of these documents is efficient, saves paper products and reduces the volume of your mail.

Changes to an Account

To make any changes to an account, we recommend that you call us to discuss the changes to be made and ask about any documentation that you may need to provide. Though some changes may be made by phone, generally, in order to make any changes to an account, Mosaic may require a written request signed by all of the shareholders with their signatures guaranteed.

Telephone Transactions. Mosaic Funds has a number of telephone transaction options. You can exchange your investment among the funds in the family, request a redemption and obtain account balance information by telephone. Mosaic will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon your telephone instructions, providing written confirmations of your transaction and recording all telephone conversations with shareholders. Certain transactions, including some account registration changes, must be authorized in writing.

Certificates. Certificates will not be issued to represent shares in any Mosaic fund.

HOW TO OPEN A NEW ACCOUNT

Minimum Initial Investment

  $1,000 for a regular account
  $500 for an IRA account*
  $100 for an Education IRA Plus account*

*Not available to Mosaic Tax-Free Trust accounts.

By Check

Open your new account by completing an application and sending it along with a check payable to Mosaic Funds as follows:

Regular Mail:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Wire

Please call Mosaic before you wire money (no later than close of New York Stock Exchange) to ensure proper and timely credit to your account.

When you open a new account by wire, you must promptly send us a signed application. We cannot send any redemption proceeds from your account until we have your signed application in proper form.

Please wire money to:

Firstar Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 042000013
Credit: Firstar Mutual Fund Services Acct # 112-952-137
FFC: Mosaic ______________________ [fund name]
(Shareholder name, fund #, and account number)

By Exchange

You may open a new account by exchange from an existing account when your new account will have the same registration and tax identification number as the existing account. A new account application is required only when the account registration or tax identification number will be different from the application for the existing account. Exchanges may only be made into funds that are sold in the shareholder's state of residence.

HOW TO PURCHASE ADDITIONAL SHARES

Purchase Price.

Share prices (net asset values or "NAV") are determined every day that the NY Stock Exchange is open. Purchases are priced at the next share price determined after the purchase request is received in proper form by Mosaic.

Purchases and Uncollected Funds.

Sometimes a shareholder investment check or electronic transfer is returned to Mosaic Funds unpaid. In other words, we sometimes get checks that bounce. Mosaic has a procedure to protect you and other shareholders from loss resulting from these items. We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected" until Mosaic determines that they have actually been paid by the bank on which they were drawn.

Purchases made by federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 12 day hold. All purchases earn dividends from the day after the day of credit to a shareholder's account, even while not collected.

Minimum Subsequent Investment

Subsequent investments may be made for $50 or more.

By Check

Please make your check payable to Mosaic Funds. Mail it along with an investment slip or, if you don't have one, please write your fund and account number (and the name of the fund) on your check.

Regular Mail:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight:

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Wire

You should call Mosaic before you wire money to ensure proper and timely credit.

Please wire money to:

Firstar Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 042000013
Credit: Firstar Mutual Fund Services Acct # 112-952-137
FFC: Mosaic ______________________ [fund name]
(Shareholder name, fund #, and account number)

By Automatic Investment Plan or "Instant" EFT

You can elect to have a monthly (or less frequent) automatic investment plan. Mosaic will automatically credit your Mosaic account and debit the bank account you designate with the amount of your automatic investment. The automatic investment is processed as an electronic funds transfer (EFT).  You can also call us to arrange for an "instant" EFT purchase on any business day as long as your bank information is current.

To establish an automatic investment plan, complete the appropriate section of the application or call us for information. The minimum monthly amount for an EFT is $100. You may change the amount or discontinue the automatic investment plan any time. Mosaic does not charge for this service.

HOW TO REDEEM SHARES

Redemption Price.

Share prices (net asset values or "NAVs") are determined every day that the New York Stock Exchange is open. Redemptions are priced at the next share price determined after the redemption request is received in proper form by Mosaic.

Signature Guarantees.

To protect your investments, Mosaic requires signature guarantees for certain redemptions.

What is a signature guarantee? It is a certification by a financial institution that knows you and recognizes that your signature on a document is genuine.

A signature guarantee helps Mosaic ensure the identity of the authorized shareholder(s). If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account.

A signature guarantee is required for any redemption when:

(1) the proceeds are to be greater than $50,000, (2) the proceeds are to be delivered to someone other than you, as shareholder of record, (3) the proceeds are to be delivered to an address other than your address of record, or (4) you made any change to your registration or account privileges within the last 15 days.

Redemptions and Uncollected Funds.

We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected," until Mosaic determines that the bank on which they were drawn has actually paid them. Purchases made with federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 12-day hold.

By Telephone or By Mail

Upon request by telephone or in writing, we will send a redemption check up to $50,000 to you, the shareholder, at your address of record only. A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder at the address of record must be made in writing, signed by all shareholders with their signatures guaranteed. See section "Signature Guarantees" above. Redemption requests in proper form received by mail and telephone are normally processed within one business day.

Stop Payment Fee. To stop payment on a check issued by Mosaic, call our Shareholder Service department immediately.

Normally, Mosaic Funds charges a fee of $20.00, or the cost of stop payment, if greater, for stop payment requests on a check issued by Mosaic on behalf of a shareholder. Certain documents may be required before such a request can be processed.

By Wire

With one business day's notice, we can send funds by wire transfer to the bank and account designated on the account application or by subsequent written authorization. If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account. See pages 8-9 for signature guarantee requirements.

Mosaic accepts signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange. A guarantee from a notary public is not an acceptable signature guarantee.

Redemptions by wire can be arranged by calling the telephone numbers on the back page of your prospectus and this Guide to Doing Business. Requests for wire transfer must be made by 4:00 p.m. Eastern time the day before the wire will be sent.

Wire Fee. There will be a $15 fee for redemptions by wire to domestic banks. Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire if greater.

By Exchange

You can redeem shares from one Mosaic account and concurrently invest the proceeds in another Mosaic account by telephone when your account registration and tax identification number are the same. There is no charge for this service.

By Customer Check

If you requested check writing privileges and submitted a signature card, you can write checks in any amount payable to anyone. Check writing privileges are not available from Mosaic Equity Trust or Mosaic Focus Fund accounts.

A confirmation statement showing the amount and number of each check you write will be sent to you. Mosaic does not return canceled checks, but will provide copies of specifically requested checks.

Stop Payment Fee. To stop payment on a customer check that you wrote, call us immediately.

Mosaic will honor stop payment requests on unpaid checks that you wrote for a fee of $20.00.

Ordering Customer Checks. When you complete a signature card for check writing privileges an initial supply of preprinted checks will be sent free of charge. The cost of check reorders is $3.00 and will be charged to the shareholder's account.

By Systematic Withdrawal Plan

You can elect to have a systematic withdrawal plan whereby Mosaic will automatically redeem shares in your Mosaic account and send the proceeds to a designated recipient. To establish a systematic withdrawal plan, complete the appropriate section of the application or call us for information. The minimum amount for a systematic withdrawal is $100. Shareholders may change the amount or discontinue the systematic withdrawal plan anytime.

Electronic Funds Transfer Systematic Withdrawal. A systematic withdrawal can be processed as an electronic funds transfer, commonly known as EFT, to credit a bank account or financial institution.

Check Systematic Withdrawal. Or it can be processed as a check that is mailed to anyone you designate.

Special Redemption Rules for IRAs. Because IRA owners must make a written withholding election for income tax purposes when they redeem shares from their IRA, you must request IRA redemptions in writing. Before you think you may need to redeem funds from your IRA at Mosaic, call us for a form that contains the required tax election provisions.

DISTRIBUTION OPTIONS

Each Mosaic Fund may make periodic payments of dividends from income or capital gains. Your account application allows you to select the distribution option you would like for each type of distribution. If you do not make a selection on your application, all your distributions will be automatically reinvested in your account.

If you do not want your distributions automatically reinvested, you can have your distributions (1) automatically invested in another Mosaic account, (2) paid to you by check or (3) deposited directly to your bank account.

PAYMENTS IN KIND

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of any Trust. However, each Trust elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of any Trust or $250,000.

Any property of any Trust distributed to shareholders will be valued at fair value. In disposing of any such property received from a Trust, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

HOW TO CLOSE AN ACCOUNT

To close an account, you should call us and request that your account be closed. You cannot close your account by writing a check.

When you close your account, shares will be redeemed at the next determined net asset value. You can close your account by telephone, wire transfer or by mail as explained above in the section "How To Redeem Shares."

OTHER FEES

Returned Investment Check Fee

Your account will be charged (by redemption of shares) $25.00 for items deposited for investment that are returned unpaid for any reason.

Minimum Balance

Mosaic reserves the right to involuntarily redeem accounts with balances of less than $700. Prior to closing any such account, Mosaic will give you 30 days written notice, during which time you may increase the balance to avoid having the account closed.

Broker Fees.

If you purchase or redeem shares through a securities broker, your broker may charge you a transaction fee. This charge is kept by the broker and not transmitted to Mosaic Funds. However, you can engage in any transaction directly with Mosaic Funds to avoid such charges.

Research and Other Fees

Shareholders who need investment records for years prior to the past calendar year may be charged a research fee of $5.00 per request.  Mosaic reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

RETIREMENT PLANS

All Mosaic Funds except Mosaic Tax-Free Trust can be used for retirement plan investments, including IRAs.

Annual IRA Fee and Fee Waiver. Effective in 2000, there will be a $12.50 fee per IRA account with a $25.00 maximum per year. You can prepay this fee.  Mosaic will waive the annual IRA fee if the value of all your Mosaic IRA accounts is at least $30,000 or if the value of all your Mosaic accounts (both IRA and non-IRA) is at least $100,000.   The waiver is based on accounts with the same social security number, valued at the time the IRA fee is charged.

Traditional IRAs

Traditional Individual Retirement Accounts ("Traditional IRAs") may be opened with a reduced minimum investment of $500. Even though they may be nondeductible or partially deductible, traditional IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution. Traditional IRA contributions that you deducted from your income taxes and the earnings on such contributions will be taxable when distributed.

Mosaic Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to traditional IRAs. A separate application is required for IRA accounts.

Roth IRAs

Roth IRA may be opened with a reduced minimum investment of $500. Roth IRAs are nondeductible; however, the earnings on such contributions will accumulate and are distributed tax-free as long as you meet the Roth IRA requirements.

Mosaic Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to Roth IRAs. A separate application is required for IRA accounts.

Conversion Roth IRAs

You may convert all or part of your Traditional IRA into a Roth IRA at Mosaic. Please call us for a Conversion Roth IRA form if you want to accomplish this conversion. You will be required to pay taxes on some or all of the amounts converted from a traditional IRA to a Conversion Roth IRA. You should consult your tax advisor and your IRA disclosure statement before you accomplish this conversion.

Education IRAs

Mosaic Funds offers Education IRAs. Eligible investors may establish Education IRAs with a reduced minimum investment of $100 as long as the shareholder establishes and maintains an "Education IRA Plus" automatic investment plan of at least $100 monthly.

The "Education IRA Plus" is designed to invest $41.66 each month into an Education IRA, with the remaining $58.34 (or more) invested in another account established by the parent or guardian of the Education IRA beneficiary. As a result, each Education IRA Plus that is open for a full year will reach, but not exceed, the annual $500 Education IRA limit. If you establish an Education IRA Plus program in the middle of the year, you can make an additional investment during the year to the Education IRA to make up for any months you missed before your automatic monthly investments started.

Mosaic Funds will provide you with an Education IRA disclosure document with an Education IRA application. The disclosure document explains various tax rules that apply to Education IRAs. A separate application is required for Education IRA accounts.

Education IRA Fee. Mosaic does not charge an annual fee on Education IRA Plus accounts that have an active automatic investment plan of at least $100 monthly or on Education IRA accounts of $5,000 or greater. Effective in 2000, all other Education IRA accounts may be charged a fee of $5.00 for each Education account, with a $25.00 maximum per year. You can prepay this fee.

Employer Plans

Mosaic also offers SEP IRAs, SIMPLEs and 403(b) retirement plans. Further information on the retirement plans available through Mosaic, including minimum investments, may be obtained by calling Mosaic's shareholder service department.

Telephone Numbers

Shareholder Service
Toll-free nationwide: 1 888 670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 1 800 336-3063

New Accounts
Toll-free nationwide: 1 800 368-3195

Transfer Agent

Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

MOSGTDB501/20K

Statement of Additional Information

Dated May 1, 2002

For use with the prospectuses of Mosaic Income Trust dated May 1, 2002

Mosaic Income Trust

Government Fund
Intermediate Income Fund
Institutional Bond Fund

550 Science Drive
Madison, WI  53711
(800) 368-3195

This Statement of Additional Information is not a Prospectus. You should read this Statement of Additional Information with the Prospectus of Mosaic Tax-Free Trust bearing the date indicated above (the “Prospectus”). You can obtain a copy of the Prospectus from Mosaic Funds at the address and telephone numbers shown above.

Audited Financial Statements for the Trust for the fiscal year ended December 31, 2001 appear in the Trust’s Annual Report to shareholders for that period. The Report is incorporated herein by reference. You can get a copy of the Report at no charge by writing or calling Mosaic Funds at the address and telephone numbers shown above.

TRUST HISTORY	2
DESCRIPTION OF THE TRUST (“Investment Objectives” and “Implementation of Investment Policies”)	2
00Classification	2
00Investment Strategies and Risks	2
00Fund Policies	5
00Fundamental Policies	7
MANAGEMENT OF THE FUNDS (“Management”)
00Management Information	8
00Board of Trustees	10
00Compensation	11
00Code of Ethics	12
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	12
INVESTMENT ADVISORY AND OTHER SERVICES (“Fees and Expenses of the Funds” and “Management”)	12
BROKERAGE ALLOCATION AND OTHER PRACTICES	15
CAPITAL STOCK AND OTHER SECURITIES	15
PURCHASE, REDEMPTION AND PRICING OF SHARES (“Guide to Doing Business,” “Pricing of Fund Shares” and “Dividends and Distributions”)	17
TAXATION OF THE TRUST (“Taxes”)	20
CALCULATION OF PERFORMANCE DATA (“Risk/Return Summary”)	20
FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION (“Financial Highlights”)	22
APPENDIX - QUALITY RATINGS (“Implementation of Investment Policies”)	22

Note: The items appearing in parentheses above are cross references to sections in the Prospectus that correspond to the sections of this Statement of Additional Information.

TRUST HISTORY

Mosaic Income Trust (“the Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. Its first two funds were the Government and Intermediate Income Funds. The Government Fund was originally known as the “A-Rated Fund”. Before the date of this document, the Intermediate Bond Fund was a junk bond fund known as the High Yield Fund (and known as the Maximum Income Portfolio before May 12, 1997). The Intermediate Term Bond Fund is the surviving entity of the merger between it and what had been a third series of the Trust called Mosaic Bond Fund. The Trust’s newest fund is the Institutional Bond Fund. It began on May 1, 2000.

Throughout this Statement of Additional Information, we sometimes refer to the Trust or to the Funds when describing matters that affect all three funds.

The Trust was originally known as GIT Income Trust. The Trust changed its name in May 1997. The name change followed the 1996 change in the Trust’s advisor from Bankers Finance Investment Management Corp. to Madison Mosaic, LLC.

DESCRIPTION OF THE TRUST

Classification

The Trust is a diversified open-end management investment company, commonly known as a mutual fund.

The Trust issues three series of shares: Government Fund shares, Intermediate Income Fund shares and Institutional Bond Fund shares, all of which are diversified portfolios.

Investment Strategies and Risks

Government Fund shares represent interests in a portfolio of Government Securities. Intermediate Income Fund shares represent interests in a portfolio of high and medium-grade securities, with no more than 35% of total assets in lower-grade debt securities, rated not lower than B or of equivalent quality. Finally, Institutional Bond Fund shares represent interests in a portfolio of high-grade securities.

The investment objectives of the Funds are described in the Prospectus. You should also read the Prospectus for information about the Funds’ principal investment strategies and risks.

Each of the Trust’s Funds invest in bonds in seeking to obtain their investment objectives. The maturities, quality ratings and types of issuers of the bonds and other debt instruments purchased will normally differ among the three funds as described in the Prospectus. Also, the Institutional Bond Fund’s objective is total return, rather than to collect and distribute income from bonds.

If we are ever required to notify you that we will be making a change to an investment policy reflected in the name of any Fund, you will receive a separate written explanation of the change at least 60 days in advance. This notice will contain a statement in bold-face type alerting you that the notice is an “Important Notice Regarding Change in Investment Policy” and this statement will also be on the envelope we use to mail the notice to you (unless, of course, the notice is the only material we are sending you).

In addition to the principal investment strategies described in the Prospectus, the following describes additional investment strategies. Also discussed are the risks associated with such strategies that you should understand.

1. When-Issued Securities.

We may purchase and sell securities for the Funds on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions happen when securities are bought or sold with payment for and delivery of the securities scheduled to take place at a date later than normal settlement.

For example, when we purchase newly issued bonds on a when-issued basis, payment and delivery may not take place for 15 to 45 days after we commit to the purchase.

Fluctuations in the value of securities we agreed to buy or sell on a when-issued basis may increase changes in a Fund’s value. This is because the fluctuations in value must be added to changes in the values of securities actually held in the Fund during the same period.

When engaging in when-issued or delayed delivery transactions, we must rely on the seller or buyer to complete the transaction at the scheduled time. If the other party fails to do so, we might lose an opportunity for a more advantageous purchase or sale. If the transaction is completed, intervening changes in market conditions or the issuer’s financial condition could make it less advantageous than investment alternatives available at the time of settlement.

While we will only commit to security purchases we intend to complete on behalf of the Trust, we may sell any securities purchase contracts before settlement of the transaction. If this occurs, the Trust could realize a gain or loss despite the fact that the original transaction was never completed.

When fixed yield contracts are made to purchase when-issued securities, we will take certain actions to protect the Trust. We will maintain in a segregated account a combination of designated liquid investments and cash sufficient in value to provide adequate funds to complete the scheduled purchase.

2. Securities with Variable Interest Rates.

Some of the securities we purchase may carry variable interest rates. Securities with variable interest rates normally are adjusted periodically to pay an interest rate that is a fixed percentage of some base rate, such as the “prime” interest rate of a specified bank. The rate adjustments may be specified either to occur on fixed dates, such as the beginning of each calendar month, or to occur whenever the base rate changes.

Certain of these variable rate securities may be payable by the issuer upon demand of the holder, generally within seven days of the date of demand. Others may have a fixed stated maturity with no demand feature. Variable rate securities may offer higher yields than are available from shorter-term securities. When interest rates generally are falling, the yields of variable rate securities will tend to fall. Likewise, when rates are generally rising, variable rate yields will tend to rise.

What are other risks of some variable rate securities? Variable rate securities may not always be rated and may not have a readily available secondary market. Our ability to obtain payment after the exercise of demand rights could be adversely affected by subsequent events prior to repayment of the investment at par. We will monitor on an ongoing basis the revenues and liquidity of issuers of variable rate securities and the ability of such issuers to pay principal and interest pursuant to any demand feature.

3. Repurchase and Reverse Repurchase Agreement Transactions.

Repurchase Agreements. A repurchase agreement involves acquiring securities from a financial institution, such as a bank or securities dealer, with the right to resell the same securities to the financial institution on a future date at a fixed price.

Repurchase agreements are a highly flexible medium of investment. This is because they may be for very short periods, including maturities of only one day. Under the Investment Company Act of 1940, repurchase agreements are considered loans and the securities involved may be viewed as collateral.

If we invest in repurchase agreements, the Trust could be subject to the risk that the other party may not complete the scheduled repurchase. In that case, we would be left holding securities we did not expect to retain in the Trust. If those securities decline in price to a value of less than the amount due at the scheduled time of repurchase, then the Trust could suffer a loss of principal or interest.

In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Trust could encounter restrictions on the exercise of its rights under the repurchase agreement.

Reverse Repurchase Agreements. If a Fund requires cash to meet redemption requests and we determine that it would not be advantageous to sell portfolio securities to meet those requests, then we may sell the Fund’s securities to another investor with a simultaneous agreement to repurchase them. Such a transaction is commonly called a “reverse repurchase agreement.” It has the practical effect of constituting a loan to the Trust, the proceeds would be used to meet cash requirements for redemption requests.

During the period of any reverse repurchase agreement, the affected Fund would recognize fluctuations in value of the underlying securities to the same extent as if those securities were held by the Fund outright. If we engage in reverse repurchase agreement transactions for any Fund, we will take steps to protect the Fund. We will maintain in a segregated account a combination of designated liquid securities and cash that is sufficient in aggregate value to provide adequate funds to complete the repurchase.

4. Loans of Fund Securities.

In certain circumstances, we may be able to earn additional income for the Trust by loaning portfolio securities to a broker-dealer or financial institution. We may make such loans only if cash or US Government securities, equal in value to 100% of the market value of the securities loaned, are delivered to the Trust by the borrower and maintained in a segregated account at full market value each business day.

During the term of any securities loan, the borrower must pay us all dividend and interest income earned on the loaned securities. At the same time, we will also be able to invest any cash portion of the collateral or otherwise charge a fee for making the loan, thereby increasing the Trust’s overall potential return.

If we make a loan of securities, the Trust would be exposed to the possibility that the borrower of the securities might be unable to return them when required. This would leave the Trust with the collateral maintained against the loan. If the collateral were of insufficient value, the Trust could suffer a loss.

5. Financial Futures Contracts.

We may use financial futures contracts, including contracts traded on a regulated commodity market or exchange, to purchase or sell securities for the Trust. A futures contract on a security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing a futures contract, we will obligate the Trust to make delivery of the security against payment of the agreed price.

We will use financial futures contracts only when we intend to take or make the required delivery of securities. However, if it is economically more advantageous to do so, we may acquire or sell the same securities in the open market instead and concurrently liquidate the corresponding futures position by entering into another futures transaction that precisely offsets the original futures position.

A financial futures contract for a purchase of securities is called a “long” position, while a financial futures contract for a sale of securities is called a “short” position. A short futures contract acts as a hedge against a decline in the value of an investment. This is because it locks in a future sale price for the securities specified for delivery against the contract. A long futures contract acts to protect against a possible decline in interest rates. Hedges may be implemented by futures transactions for either the securities held or for comparable securities that are expected to parallel the price movements of the securities being hedged.

Customarily, most futures contracts are liquidated prior to the required settlement date by disposing of the contract. This transaction may result in either a gain or loss. When part of a hedging transaction, this gain or loss is expected to offset corresponding losses or gains on the hedged securities.

If we use financial futures contracts, we do so as a defense, or hedge, against anticipated interest rate changes and not for speculation. A futures contract sale is intended to protect against an expected increase in interest rates and a futures contract purchase is intended to offset the impact of an interest rate decline. By means of futures transactions, we may arrange a future purchase or sale of securities under terms fixed at the time the futures contract is made.

The Trust will incur brokerage fees in connection with any futures transactions. Also, the Trust will be required to deposit and maintain cash or Government securities with brokers as margin to guarantee performance of its futures obligations. When purchasing securities by means of futures contracts, we take steps to protect the Trust. We will maintain in a segregated account (including brokerage accounts used to maintain the margin required by the contracts) a combination of liquid High Grade investments and cash that is sufficient in aggregate value to provide adequate funds to complete the purchase.

While we may use futures to reduce the risks of interest rate fluctuations, futures trading itself entails certain other risks. Thus, while the Trust may benefit from using financial futures contracts, unanticipated changes in interest rates may result in a poorer overall performance than if the Trust had not entered into any such contracts.

6. Foreign Securities.

We may invest a portion of the Intermediate Term Bond Fund’s assets in securities of foreign issuers that are listed on a recognized domestic or foreign exchange.

Foreign investments involve certain special considerations not typically associated with domestic investments. Foreign investments may be denominated in foreign currencies and may require the Trust to hold temporary foreign currency bank deposits while transactions are completed. The Trust might benefit from favorable currency exchange rate changes, but it could also be affected adversely by changes in exchange rates. Other risks include currency control regulations and costs incurred when converting between various currencies. Furthermore, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting requirements applicable to domestic issuers, and there may be less publicly available information about such issuers.

In general, foreign securities markets have substantially less volume than comparable domestic markets and therefore foreign investments may be less liquid and more volatile in price than comparable domestic investments. Fixed commissions in foreign securities markets may result in higher commissions than for comparable domestic transactions, and foreign markets may be subject to less governmental supervision and regulation than their domestic counterparts.

Foreign securities transactions are subject to documentation and delayed settlement risks arising from difficulties in international communications. Moreover, foreign investments may be adversely affected by diplomatic, political, social or economic circumstances or events in other countries, including civil unrest, expropriation or nationalization, unanticipated taxes, economic controls, and acts of war. Individual foreign economies may also differ from the United States economy in such measures as growth, productivity, inflation, national resources and balance of payments position.

7. Short-Term Investments.

The “short-term investments” we may buy for the Trust are limited to the following U.S. dollar denominated investments:

(1) U.S. Government securities;

(2) obligations of banks having total assets of $750 million or more;

(3) commercial paper having a quality rating appropriate to the respective Fund of the Trust; and

(4) repurchase agreements secured by any of the foregoing securities or long-term debt securities of the type in which the respective Fund could invest directly.

Bank obligations eligible as short-term investments are certificates of deposit (“CDs”), bankers acceptances (“BAs”) and other obligations of banks having total assets of $750 million or more (including assets of affiliates). CDs are generally short-term interest-bearing negotiable certificates issued by banks against funds deposited with the issuing bank for a specified period of time. Such CDs may be marketable or may be redeemable upon demand of the holder. Some redeemable CDs may have penalties for early withdrawal, while others may not. Federally insured bank deposits are presently limited to $100,000 of insurance per depositor per bank, so the interest or principal of CDs may not be fully insured if we purchase a CD greater than $100,000. BAs are time drafts drawn against a business, often an importer, and “accepted” by a bank, which agrees unconditionally to pay the draft on its maturity date. BAs are negotiable and trade in the secondary market.

We will not invest in non-transferable time deposits that have penalties for early withdrawal if such time deposits mature in more than seven calendar days, and such time deposits maturing in two business days to seven calendar days will be limited to 10% of the respective Fund’s total assets.

“Commercial paper” describes the unsecured promissory notes issued by major corporations to finance short-term credit needs. Commercial paper is issued in maturities of nine months or less and usually on a discount basis. Commercial paper may be rated A-1, P-1, A-2, P-2, A-3 or P-3 (see “Quality Ratings” at the end of this Statement of Additional Information).

Fund Policies

1. Derivatives.

We may invest in financial futures contracts, repurchase agreements and reverse repurchase agreements (as described in the Investment Strategies and Risks section above). However, since assuming management of the Trust, we have not purchased financial futures contracts for the Trust or engaged in any reverse repurchase agreement transaction for the Trust.

It is our policy never to invest in any other type of so-called “derivative” securities (including, but not limited to, options on futures contracts, swaptions, caps, floors and other synthetic securities). The Trustees must provide advance approval for any deviation from this policy.

2. Bond Quality Classifications.

We expect that the preponderance of the Government Fund and Institutional Bond Fund will be in High Grade securities.

We expect that the preponderance of the Intermediate Income Fund will be in High Grade securities with a portion of the fund in Medium and Low Grade securities to improve yields.

Government and Institutional Bond Funds. We only purchase “investment grade” securities for the Government and Institutional Bond Funds. The Institutional Bond Fund limits its investments to the top three investment grades while the Government Fund may invest in any investment grade securities. Investment grade securities are those with the top four quality ratings given by nationally recognized statistical rating organizations for that type of security. (For example, a top rated long-term security will be rated AAA by Standard & Poor’s Corporation while a top rated short-term security will be rated A-1 by Standard & Poor’s.)

Investment grade securities can be further classified as either “High Grade” or “Medium Grade.” As used in this Statement of Additional Information, “High Grade” securities include US Government securities and those corporate securities which are rated AAA and AA by Standard & Poor’s Corporation; Aaa and Aa by Moody’s Investors Service, Inc. “Medium Grade” securities are those rated A and BBB by Standard & Poor’s; A and Baa by Moody’s.

For unrated securities and securities for which an existing rating has become obsolete in our judgment, we may make our own determinations of those investments we classify as “High Grade” or “Medium Grade,” as a part of the exercise of our investment discretion. However, we make such determinations by reference to the rating criteria followed by recognized rating agencies (see the Quality Ratings Appendix at the end of this Statement of Additional Information). Our quality classification procedure is subject to review by the Trustees.

Within the established quality parameters, we are free to select investments for each Fund in any quality rating mix we deem appropriate. We will base the mix on our evaluation of the desirability of each investment in light of its relative yield and credit characteristics. Of course, it is unlikely that we will ever purchase anything but High Grade securities for the Government Fund due to the High Grade nature of Government securities.

Intermediate Income Fund. At least 65% of the Intermediate Income Fund’s net assets will always be invested in investment grade securities as described above for the Government Fund. Indeed, up to 100% of its assets may be so invested. However, the lowest rated securities we will purchase for the Intermediate Income Fund are those rated B. These are considered Low Grade obligations. They are generally deemed to lack desirable investment characteristics. There may be only small assurance of payment of interest and principal or adherence to the original terms of the issue over any long period.

To the extent investments selected have higher yields than alternative investments, they may be less liquid, have lower quality ratings and entail more risk that their value could fall than comparable investments with lower yields. To the extent we purchase lower-rated investments, the average credit quality of this fund will be reduced.

3. Securities Loans.

If we loan any Trust securities, it is our policy to have the option to terminate any loan at any time upon 7 days’ notice to the borrower. The Trust may pay fees for the placement, administration and custody of securities loans, as appropriate.

4. Assets as Collateral.

We will not pledge, mortgage or hypothecate in excess of 10% of any Fund’s net assets at market value.

5. Repurchase and Reverse Repurchase Agreements.

We require delivery of repurchase agreement collateral to the Trust’s Custodian. Alternatively, in the case of book-entry securities held by the Federal Reserve System, we require that such collateral be registered in the Custodian’s name or in negotiable form. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, we could encounter restrictions on the exercise of the Trust’s rights under the repurchase agreement. It is our policy to limit the financial institutions with which we engage in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Trustees.

Our current operating policy is not to engage in reverse repurchase agreements for any purpose, if reverse repurchase agreements in the aggregate would exceed five percent of a Fund’s total assets.

6. Puts and Calls.

Our current policy is not to write call options, not to acquire put options (except in conjunction with a purchase of portfolio securities) and not to lend portfolio securities. If we change such policies, we will notify you of this policy change at least 30 days prior to its implementation and describe the new investment techniques to be employed.

7. Policy Review.

If, in the judgment of a majority of the Trustees of the Trust, it becomes inadvisable to continue any Trust or individual fund policy, then the Trustees may change any such policies without shareholder approval. Before any such changes are made, you must receive 30 days’ written notice.

Except for the fundamental investment limitations placed upon the Trust’s activities, the Trustees can review and change the other investment policies and techniques employed by the Trust. In the event of some policy changes, a change in the Trust’s or a fund’s name might be required. There can be no assurance that the Trust’s present objectives will be achieved.

Fundamental Policies

The Trust has a number of limitations on its investment activities designated as “Fundamental Policies.” These limitations are described below. By designating these policies as fundamental, we cannot change them without a majority vote of the Trust’s shareholders.

1. Non-Income Producing Securities.

We will not purchase any securities that do not, at the time of purchase, provide income through interest or dividend payments (or equivalent income through a purchase price discount from par). This does not prevent us from purchasing or acquiring put options related to any such securities held. Also, any such securities may be purchased pursuant to repurchase agreements with financial institutions or securities dealers or may be purchased from any person, under terms and arrangements determined by the Trust, for future delivery.

2. Illiquid Investments.

With respect to any Fund, we will not invest in securities for which there is no readily available market if at the time of acquisition more than 10% of the Fund’s net assets would be invested in such securities.

3. Restricted Investments.

We will not invest more than 5% of the value of the total assets of a Fund (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits). We will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by a Fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.

4. Seasoned Issuers.

We will not purchase any security when the entity responsible for repayment has been in operation for less than three years if the purchase would result in more than 5% of the total assets of a Fund being invested in such security. This restriction does not apply to any security that has a government jurisdiction or instrumentality ultimately responsible for its repayment.

5. Industry Concentration.

In purchasing securities for any Fund (other than obligations issued or guaranteed by the United States Government or its agencies and instrumentalities), we will limit such investments so that not more than 25% of the total assets of each Fund is invested in any one industry.

6. Financial Futures Contracts.

We will not purchase or sell futures contracts for any Fund if immediately afterward the sum of the amount of margin deposits of the Fund’s existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund’s total assets.

7. Borrowing and Lending.

We will not obtain bank loans for any Fund except for extraordinary or emergency purposes. We will not borrow for the purpose of making investments except as described in the next paragraph.

We may enter into reverse repurchase agreements for any Fund in amounts up to 25% of the Fund’s total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities. We will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding one-third of total assets for any purpose.

We will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of a Fund’s net assets taken at cost, and only for extraordinary or emergency purposes.

We will not loan more than two thirds of a Fund’s securities (calculated as a percentage of gross assets). For any portfolio securities loaned, we will require the Fund to be provided collateral satisfactory to the Trustees. The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.

8. Other Prohibited Activities.

  The Trust may not act as an underwriter.
  We will not make short sales or maintain a short position except in limited circumstances. Specifically, the applicable Fund must own at least an equal amount of securities (or securities convertible or exchangeable into such securities). Furthermore, not more than 25% of a Fund’s net assets may be held as collateral for such sales).
  We will not purchase securities on margin (except for customary credit used in transaction clearance) for the Fund.
  We will not invest in oil, gas or other mineral exploration or development programs.
  We will not invest in commodities. This prohibition does not prevent us from using financial futures contracts to make purchases or sales of securities, provided the transactions would otherwise be permitted under the Trust’s investment policies.
  We will not invest in real estate for any Fund. This does not prevent us from buying securities for any Fund that are secured by real estate.
  We will not acquire shares of other investment companies for any Fund. This restriction does not apply to any investment in any money market mutual fund or unit investment trust under limited circumstances. (1) Such investment by any one issuer cannot exceed 5% of net assets. (2) Such investments in the aggregate cannot exceed 10% of net assets. Also, this restriction will not apply in connection with an investment company merger, consolidation, acquisition or reorganization.
  We will not knowingly take any investment action that has the effect of eliminating any Fund’s tax qualification as a registered investment company under applicable provisions of the Internal Revenue Code.
  We will not purchase any security for purposes of exercising management control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company.
  We will not purchase or retain the securities of any issuer if, to our knowledge, the holdings of those of the Trust’s officers, Trustees and officers of the Advisor who beneficially hold one-half percent or more of such securities, together exceed 5% of such outstanding securities.
  We will only purchase put options or write call options (and purchase offsetting call options in closing purchase transactions) if the put option purchased or call option written is covered by Fund securities, whether directly or by conversion or exchange rights.

MANAGEMENT OF THE FUNDS

Management Information.

Independent Trustees

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 11/07/1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly publisher of Madison’s Wisconsin State Journal newspaper.	All 14 Mosaic Funds	None
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 05/20/1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 14 Mosaic Funds	None
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 01/31/1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 14 Mosaic Funds	None

Interested Trustees

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 08/04/1942	Trustee and Vice President	Indefinite Terms since July, 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 14 Mosaic Funds	None
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 11/27/1960	Trustee and President	Indefinite Terms President since July 1996, Trustee since May 2001	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	All 14 Mosaic Funds	None

Officers

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 09/14/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 14 Mosaic Funds	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 07/31/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 14 Mosaic Funds	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 05/13/1960	Secretary and General Counsel	IndefiniteTerms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC	All 14 Mosaic Funds	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 04/28/1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC; formerly CFO of Amcore Bank-South Central and auditor for McGladrey & Pullen accounting firm.	All 14 Mosaic Funds	None

All interested Trustees and Officers of the Trust are employees and/or owners of Madison. Since Madison serves as the investment advisor to the Trust, each of these individuals is considered an “interested person” of the
Trust as the term is defined in the Investment Company Act of 1940.

Board of Trustees.

Under the terms of the Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees are ultimately responsible for the conduct of the Fund’s affairs. As such, they meet at least quarterly to review our operation and management of the Trust. In addition to the information we provide the Trustees, they also meet with the Trust’s independent auditors at least annually to discuss any accounting or internal control issues that the auditors may raise.

The Trustees serve indefinite terms of unlimited duration and they appoint their own successors, provided that always at least two-thirds of the Trustees have been elected by shareholders. The Declaration of Trust provides that a Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the Trust’s outstanding shares.

The Mosaic Trustees established two standing Committees to help manage the Trust. The first is the Audit Committee of the Trust. The Audit Committee is responsible for reviewing the results of each audit of the Trust by its independent auditors and for recommending the selection of independent auditors for the coming year. The Audit Committee members are the Independent Trustees of the Trust. Normally, the Audit Committee will meet at least once a year to review the Trust’s annual audit, but the Committee may meet more often as necessary. The Committee generally meets prior to the regularly scheduled meeting of the full Board of Trustees.

The second standing committee is the Pricing Committee of the Trust. The Pricing Committee is responsible for reviewing the accuracy of the Trust’s daily net asset value determinations. It reports to the Trustees at least quarterly and makes any recommendations for pricing of Trust securities in the event pricing cannot be determined in accordance with established written pricing procedures approved by the Trustees. Currently, the Pricing Committee members are Messrs. Berberet, Hoppe, Mason and Sekelsky (see the above chart under “Management Information”).

The Trustees considered a number of factors when the Board most recently approved the advisory contract between us and the Trust. We could provide you with a list of factors or conclusory statements that explained the Board’s decisionmaking process, but that would not be particularly enlightening. And, of course, it would be absurd to tell you that any one particular factor, event, success, process or benefit caused the Trustees to make their decision. If you had been at the meeting, however, you would have seen and heard the Trustees comparing Mosaic’s fees with fees paid by other mutual funds of similar size and in the same general investment category to determine if Mosaic’s fees are reasonable. (We believe they are and the Trustees agreed based on the publicly available statistics they reviewed.) You would have been involved in an ongoing discussion of fund performance and exchange of information between us and the Trustees. This discussion is the same type that you would experience if you were our individual client, rather than a Mosaic shareholder. (Take a look at your most recent financial statement to get a feel for this discussion.) Essentially, we justify the work we are doing for Mosaic by explaining what it is that we do, why we are taking (or not taking) certain actions, who the individuals are that are involved in making decisions, and what additional services we are providing in exchange for our fees. The additional services include our marketing, public relations and distribution efforts, and how efficiently we are arranging for all the additional costly services necessary to operate a mutual fund. We also explain that since we manage several billion dollars of assets for clients other than mutual funds, we receive a great deal of research and information from brokers as a result of our trading activity with them for both Mosaic and our other clients. (For example, brokers often provide us “proprietary research” about securities and we receive other research information, sometimes known as “soft dollar” research because we trade sufficient amount of securities with these brokers.) Because Mosaic represents such a small part of our overall assets under management, the Trustees recognized that Mosaic benefits by being associated with us because of the research, experience and other economies of scale advantages we enjoy from managing billions of dollars of assets for our non-mutual fund clients. And, at the risk of sounding conclusory or just listing yet another factor, the Trustees recognized the benefits that each Mosaic Trust enjoys from being associated with the diversified Mosaic Funds family. Based on all of the material factors explained above, plus a number of other matters that the Trustees are generally required to consider under guidelines developed by the Securities and Exchange Commission, the Trustees concluded that our contract should be renewed for another year.

The Trustees’ ownership interests in Mosaic Funds are as follows:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Mosaic Fund Family
Philip Blake	None	$50,001 - $100,000
Frank Burgess	None	Over $100,000
James Imhoff	None	Over $100,000
Katherine Frank	None	$50,001 - $100,000
Lorence Wheeler	None	Over $100,000

Ownership interests are as of April 1, 2002.

Compensation.

The compensation of each non-interested Trustee has been fixed at $4,000 per year, to be pro-rated according to the number of regularly scheduled meetings each year. Four Board meetings are currently scheduled to take place each year. The Trustees have stipulated that their compensation will be at 25% of the regular rate until the net assets of the Trust reach $25 million and 50% of the regular rate until the net assets of the Trust reach $50 million. In addition to such compensation, those Trustees who may be compensated by the Trust will be reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Trust, such as travel to any Board meetings. Trustee fees are included in the fees paid to Madison under the Services Contract described in item 3 of the next section and are passed through to the Trustees.

During the last fiscal year of the Trust, the Trustees were compensated as follows:

	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex* Paid to Trustees
Philip Blake**	$750	$11,250
Frank E. Burgess	0	0
Katherine L. Frank	0	0
James R. Imhoff ,Jr.	$1,000	$15,000
Lorence D. Wheeler	$1,000	$15,000

*The Mosaic Funds complex is comprised of 5 trusts with a total of 14 funds and/or series.
**Elected May 2001.

Under the Declaration of Trust, the Trustees can be indemnified by the Trust for certain matters. For example, they can be indemnified against all liabilities and expenses reasonably incurred by them by virtue of their service as Trustees. However, they will not be indemnified for liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Code of Ethics.

We and the Trust adopted Codes of Ethics under Rule 17j-l of The Investment Company Act that govern the ability of our personnel to trade in securities that may be purchased or held by any Mosaic fund or any of our non-mutual fund clients. Our codes generally permit our personnel to trade in or hold the types of securities purchased or held by the Trust. Our codes are designed to prevent manipulative practices by our personnel or situations in which our personnel could personally benefit at the expense of the Trust.

CONTROL PERSONS AND
PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2002, the shareholders of record that held five percent or more of the Trust were: For the Government Fund – BFIMC Money Purchase Pension Plan, P.O. Box 1118, Cincinnati, OH 45201-1118 (20%) and Firstar Bank, Trustee for Geraldine Schaeffer, 2201 L St., NW, Suite 109, Washington, DC 20037-1410 (8%) and Charles Schwab & Co for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104 (6%); for the Intermediate Income Fund – Charles Schwab & Co for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104 (33%); and for the Institutional Bond Fund – Stoughton Trailers Inc. Profit Sharing Trust (“Stoughton”), P.O. Box 606, Stoughton, WI 53589 (93%). Because of its percentage interest in the Institutional Bond Fund, Stoughton is considered to control the Fund.

As of April 1, 2002, the Trustees and officers of the Trust directly or indirectly owned as a group less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

1. Investment Advisors.

We are Madison Mosaic, LLC (known as Bankers Finance Advisors, LLC prior to April 1998), 550 Science Drive, Madison, WI 53711, the investment advisor to the Trust.

We are a wholly owned subsidiary of Madison Investment Advisors, Inc. (“Madison”), 550 Science Drive, Madison, Wisconsin. Madison is a registered investment advisor and has numerous advisory clients. Madison was founded in 1973 and has no business affiliates other than those described in the Prospectus and this Statement of Additional Information. Madison operates Madison Scottsdale in Scottsdale, Arizona. We share our investment management personnel with Madison.

Frank E. Burgess is President, Treasurer and Director of Madison. Mr. Burgess owns a majority of the controlling interest of Madison, which, in turn, owns and controls Madison Mosaic (see “Management Information” above).

Madison formed us in 1996 for the purpose of providing investment management services to the Mosaic family of mutual funds, including the Trust. We purchased the investment management assets of the former advisor to the Trust, Bankers Finance Investment Management Corp., on July 31, 1996. As a result, any references in this Statement of Additional Information and in the Prospectus to advisory or management activities during periods prior to July 31, 1996 refer to Bankers Finance Investment Management Corp. We also serve as the investment advisor to Mosaic Equity Trust, Mosaic Tax-Free Trust, Mosaic Focus Fund Trust and Mosaic Government Money Market Trust.

For the fiscal year ended December 31, 2001, aggregate advisory fees paid were as follows: Government Fund - $32,478, Intermediate Income Fund - $33,798, and Institutional Bond Fund - $18,084.

For the fiscal year ended December 31, 2000, aggregate advisory fees paid were as follows: Government Fund - $32,271, Intermediate Income Fund - $28,534 and Institutional Bond Fund - $6,800.

For the fiscal year ended December 31, 1999, aggregate advisory fees paid were as follows: Government Fund - $33,894 and Intermediate Income Fund - $35,366.

2. Principal Underwriter.

Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258, acts as the Trust’s broker-dealer Distributor pursuant to a Distribution Agreement dated July 30, 1998 between it and all Mosaic Funds. The Distributor does not engage in underwriting activities and receives no compensation for its services (see the “Distribution Agreement” section below). The Distributor is a wholly owned subsidiary of Madison.

3. Services Provided by Each Investment Advisor and Fund Expenses Paid by Third Parties.

Together, we (Madison Mosaic) and Madison are responsible for the investment management of the Trust. We are authorized to execute each Fund’s portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Trust’s operations, and otherwise to administer the affairs of each Fund as we deem advisable.

We provide or arrange for all the Trust’s required services through three main contracts: An investment advisory agreement; a services agreement and a distribution agreement. These contracts are described below. No Fund expenses are paid by third parties.

Investment Advisory Contract.

The Investment Advisory Agreement between us and the Trust is subject to annual review and approval by the Trustees, including a majority of those Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940. The agreement was approved by Trust shareholders for an initial two year term at a special meeting of shareholders held in July 1996 and most recently renewed for another year last July.

The Investment Advisory Agreement may be terminated at any time, without penalty, by the Trustees or by the vote of a majority of the outstanding voting securities, or by us, upon sixty days’ written notice to the other party. We cannot assign the agreement and it will automatically terminate upon any assignment.

Investment Advisory Fees and Expense Limitations. For our services under the Investment Advisory Agreement, we receive a fee calculated as 0.625% per year for the Government and Intermediate Income Funds and 0.30% per year for the Institutional Bond Fund of average daily net assets during the month. Such percentage does not decrease as net assets increase. We can waive or reduce this fee during any period. We can also reduce our fee on a permanent basis, without any requirement for consent by the affected Fund or its shareholders, under such terms as we may determine, by written notice to the Trust.

We agreed to be responsible for the fees and expenses of the Trustees and officers of the Trust who are affiliated with us. We are also responsible for the Trust’s various promotional expenses (including distributing Prospectuses to potential shareholders).

Payments to Third Parties. We can make payments out of our investment advisory fee to other persons, including broker-dealers that make one or more of the Trust’s funds available to investors pursuant to any “no transaction fee” network or service they provide. Under regulations of the Securities and Exchange Commission, such arrangements are permissible in connection with distributing investment company shares, if the payments of the shared fee amounts are made out of our own resources.

Services Contract.

The Trust does not have any officers or employees who are paid directly by the Trust. The Trust entered into a Services Agreement with us for operational and other services required by its Funds. Such services may include:

  The functions of shareholder servicing agent and transfer agent.
  Bookkeeping and portfolio accounting.
  Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).
  Providing appropriate supplies, equipment and ancillary services necessary to conduct of its affairs.
  Calculating net asset value.
  Arranging for and paying the Custodian.
  Arranging for and paying the Trust’s independent accountants.
  Arranging for and paying the Trust’s legal counsel.
  Registering the Trust and its shares with the Securities and Exchange Commission and notifying any applicable state securities commissions of its sale in their jurisdiction.
  Printing and distributing prospectuses and periodic financial reports to current shareholders.
  Trade association membership.
  Preparing shareholder reports, proxy materials and holding shareholder meetings.

We provide all these services to each Fund for a fee calculated as a percentage of average daily net assets. This fee is reviewed and approved at least annually by the Trustees and is compared with the fee paid by other mutual funds of similar size and investment objective to determine if it is reasonable. The current fees are stated in the Trust’s Prospectus.

Under this Services Agreement, we appointed US Bancorp Fund Services (see “Other Service Providers,” below), as the transfer agent and dividend-paying agent.

It will also perform all shareholder servicing agent functions.

Our payment under the Services Agreement is in addition to and independent of payments made pursuant to the Investment Advisory Agreement. We also provide such services to Mosaic Equity Trust, Mosaic Tax-Free Trust, Mosaic Focus Fund Trust and Mosaic Government Money Market Trust.

The Trust remains responsible for any extraordinary or non-recurring expenses it incurs.

Distribution Agreement.

Mosaic Funds Distributor, LLC, is the Distributor of Mosaic Funds. It receives no compensation for its services under the Distribution Agreement. The agreement had an initial term of two years beginning July 30, 1998 and may continue in effect after that term only if approved annually by the Trustees, including a majority of those who are not “interested persons,” as defined in the Investment Company Act of 1940.

The Distribution Agreement provides for distribution of the Trust’s shares without a sales charge to the investor. The Distributor may act as the Trust’s agent for any sales of its shares, but the Trust may also sell its shares directly to any person. The Distributor makes each Fund’s shares continuously available to the general public in those States where it has given notice that it will do so. However, the Distributor has no obligation to purchase any of the Trust’s shares.

The Distributor is wholly owned by Madison Investment Advisors, Inc. and we share our personnel.

4. Other Service Providers.

We arrange for Trust securities to be held in custody by the Trust’s Custodian, for the Trust to be audited annually by independent accountants and for the Trust and the Independent Trustees to be represented by outside counsel. The Trust does not pay any separate fees for the services of these third parties because the cost of these services is included in the advisory and service fees we receive to manage the Trust.

Transfer Agent and Dividend-Paying Agent.

Under our Services Agreement with the Trust, we appointed US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (the “Transfer Agent”), as the transfer agent and dividend-paying agent. The Transfer Agent will also perform all shareholder servicing agent functions. We are responsible for compensating the Transfer Agent for providing these services on behalf of the Trust.

Custodian.

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust’s cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of the Trust’s shares.

From time to time, the Trust may appoint as Special Custodians certain banks, trust companies, and firms that are members of the New York Stock Exchange and trade for their own account in the types of securities purchased by the Trust. Such Special Custodians will be used by the Trust only for the purpose of providing custody and safekeeping services in limited circumstances. First, custody would be of relatively short duration. Second, custody would be for designated types of securities that, in our opinion or in the opinion of the Trustees, would most suitably be held by such Special Custodians rather than by the Custodian.

In the event any such Special Custodian is used, it shall serve the Trust only in accordance with a written agreement with the Trust. The agreement must meet the requirements of the Securities and Exchange Commission for mutual fund custodians and be approved and reviewed at least annually by the Trustees. If the Special Custodian is a securities dealer, it must deliver to the Custodian its receipt for the safekeeping of each lot of securities involved prior to payment by the Trust for such securities.

The Trust may also maintain deposit accounts for the handling of cash balances of relatively short duration with various banks, as we or the Trustees deem appropriate, to the extent permitted by the Investment Company Act of 1940.

Independent Auditors.

Deloitte & Touche LLP, 180 N. Stetson Avenue, Chicago, IL 60601, serves as independent auditors to the Trust.

BROKERAGE ALLOCATION AND OTHER PRACTICES

We make all decisions regarding the purchase and sale of securities and executing of these transactions. This includes selecting market, broker or dealer and negotiating commissions. Our decisions are subject to review by the Trustees.

During its three most recent fiscal years, the Trust did not pay any brokerage commissions.

In general, we seek to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling Trust securities. In determining the best price and execution, we may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with us and any statistical, research or other services the dealer provides us. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Trust as we determine in good faith. The Trust may not be our only client that benefits from our receipt of research from the brokers and dealers the Trust uses for its trading needs.

Brokers or dealers who execute portfolio transactions for the Trust may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers.

We expect that most portfolio transactions will be made directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.

Affiliated Transactions. We can purchase portfolio securities through an affiliated broker if we decide it is in the Trust’s interests. If we trade through an affiliated broker, we will observe four requirements. (1) The transaction must be in the ordinary course of the broker’s business. (2) The transaction cannot involve a purchase from another broker or dealer. (3) Compensation to the broker in connection with the transaction cannot be in excess of one percent of the cost of the securities purchased. (4) The terms to the Trust for purchasing the securities, including the cost of any commissions, must be as favorable to the Trust as the terms concurrently available from other sources. Any compensation paid in connection with such a purchase will be in addition to fees payable to us under the Investment Advisory Agreement.

We do not anticipate that any such purchases through affiliates will ever represent a significant portion of the Trust’s trading activity. In fact, no such transactions took place during the Trust’s six most recent fiscal years.

Portfolio Turnover. We do not expect to engage in short-term trading for the any Fund, but securities may be purchased and sold in anticipation of market interest rate changes, as well as for other reasons. We anticipate that annual portfolio turnover for these Funds will generally not exceed 100%, but actual turnover rate will not be a limiting factor if we believe it is desirable to make purchases or sales.

CAPITAL STOCK AND OTHER SECURITIES

Summary.

The Declaration of Trust, dated November 18, 1982, was filed with the Secretary of State of the Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. Under the terms of the Declaration of Trust, the Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders, under certain circumstances, may be held personally liable for the Trust’s obligations. The Declaration of Trust, however, provides indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

Shares and Classes of Shares.

Three series of the Trust’s shares are currently authorized: Government Fund shares, Intermediate Income Fund shares and Institutional Bond Fund shares. Each share has one vote and fractional shares have fractional votes. Except as otherwise required by applicable regulations, any matter submitted to a shareholder vote will be voted upon by all shareholders without regard to series or class. For matters where the interests of separate series or classes are not identical, the question will be voted on separately by each affected series or class.

For example, shareholder votes relating to the election of Trustees or approval of the Trust’s selection of independent public accountants, as well as any other matter in which the interests of all shareholders are identical, will be voted on without regard to series or classes of shares. Matters that affect a particular series or class of shares will not be voted upon by the unaffected shareholders. On the other hand, required shareholder approval of the Investment Advisory Agreement and any change in a Fund’s fundamental investment policies will be submitted to a separate vote by each series and class of shares. When a matter is voted upon separately by more than one series or class of shares, it may be approved with respect one series or class even if it is rejected by the shareholders of another series or class.

The Trustees may authorize at any time creating additional series of shares. The proceeds of the new series would be invested in separate, independently managed portfolios. The Trustees can also authorize additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). These classes can have such preferences, privileges, limitations, and voting and dividend rights as the Trustees may determine.

All money received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to its own related liabilities.

Share Splits and Liquidation Rights.

The Trustees may divide or combine the Trust’s shares into a greater or lesser number of shares as long as the action will not change your proportionate interest in the Trust. Any assets, income and expenses of the Trust that we cannot readily identify as belonging to a particular series will be allocated by or under the direction of the Trustees as they deem fair and equitable. Upon any liquidation of the Trust or any of its Funds, you would be entitled to share pro-rata in the liquidation proceeds available for distribution.

Shareholder Meetings.

Because there is no requirement for annual elections of Trustees, the Trust does not anticipate having regular annual shareholder meetings. Shareholder meetings will be called as necessary to consider questions requiring a shareholder vote. The selection of the Trust’s independent accountants will be submitted to a ratification vote by the shareholders at any meetings held by the Trust.

Any change in the terms of the Declaration of Trust (except for immaterial changes like a name change), in the Investment Advisory Agreement (except for reductions of the Advisor’s fee) or in the fundamental investment limitations of a Fund must be approved by a majority of the shareholders before it can become effective.

Shareholder inquiries can be made to the offices of the Trust at the address on the cover of this document.

Voting Rights.

The voting rights of shareholders are not cumulative. As a result, holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

A “majority” is constituted by either 50 percent of all shares of the Fund or 67 percent of the shares voted at an annual meeting or special meeting of shareholders at which at least 50 percent of the shares are present or represented by proxy.

The Declaration of Trust provides that two-thirds of the holders of record of the Trust’s shares may remove a Trustee from office by votes cast in person or by proxy at a meeting called for the purpose. A Trustee may also be removed from office provided two-thirds of the holders of record of the Trust’s shares file declarations in writing with the Trust’s Custodian. The Trustees are required to promptly call a meeting of shareholders for the purpose of voting on removal of a Trustee if requested to do so in writing by the record holders of at least 10% of the Trust’s outstanding shares.

Ten or more persons who have been shareholders for at least six months and who hold shares with a total value of at least $25,000 (or 1% of the Trust’s net assets, if less) may require the Trust to assist a shareholder solicitation with the purpose of calling a shareholder meeting. Such assistance could include providing a shareholder mailing list or an estimate of the number of shareholders and approximate cost of the shareholder mailing. In the latter case, unless the Securities and Exchange Commission determines otherwise, the shareholders desiring the solicitation may require the Trustees to undertake the mailing if those shareholders provide the materials to be mailed and assume the cost of the mailing.

Shareholder Liability.

Under Massachusetts law, the shareholders of an entity such as the Trust may, under certain circumstances, be held personally liable for its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment against a shareholder under such a claim. The risk of a shareholder incurring financial loss as a result of being a shareholder is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Liability of Trustees and Others.

The Declaration of Trust provides that the officers and Trustees of the Trust will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law. However, they are not protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Trust. Similar protection is provided to the Advisor under the terms of the Investment Advisory Agreement and the Services Agreement. In addition, protection from personal liability for the obligations of the Trust itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Mosaic’s “Guide to Doing Business” describes the basic procedures for investing in the Government Fund and Intermediate Income Fund and the Institutional Bond Fund Guide to Doing Business describes the procedures for investing in that fund. The following information concerning other investment procedures is presented to supplement the information contained in the Guide.

Offering Price.

We calculate the net asset value (NAV) of each Fund every day the New York Stock Exchange is open for trading. NAV is not calculated on New Year’s Day, the observance of Martin Luther King, Jr.’s Birthday, Presidents Day, Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and on other days the New York Stock Exchange is closed for trading. The NAV calculation for each Fund is made at the time of the close of the New York Stock Exchange.

NAV is determined by adding the value of all securities and other assets of a Fund, subtracting its liabilities and dividing the result by the total number of outstanding shares of that Fund. Since the Trust does not charge a “sales load,” its shares are both offered and redeemed at NAV.

We determine the value of each Fund’s securities in a number of ways. If current market quotations are readily available for a security, we value it at the mean between its bid and asked prices. For securities for which current market quotations are not readily available, we value them at their fair value as determined in good faith by the Trustees. We value securities having a remaining effective maturity of 60 days or less at amortized cost which approximates market value.

The Trustees authorized using independent pricing services to obtain daily securities prices when required.

The market for many high yield issues is not active and transactions in such issues may occur infrequently. Accordingly, the independent pricing service may price securities with reference to market transactions in comparable securities and to historical relationships among the prices of comparable securities. Such prices may also reflect an allowance for the impact upon prices of the larger transactions typical of trading by institutions.

Shares in all Funds are priced by rounding to the nearest penny. NAV of shares in each Fund is expected to fluctuate daily, and we will make no attempt to stabilize the value of these shares.

Shareholder Service Policies.

Our policies concerning shareholder services are subject to change from time to time. In the event of a material change, you will receive an updated “Guide to Doing Business” or, in the case of the Institutional Bond Fund, a new prospectus.

Minimum Initial Investment and Minimum Balance.

We can change the minimum account size below which an account is subject to a monthly service charge or to involuntary closing. We may change the Trust’s minimum amount for subsequent investments by 30 days written notice. The notice may be provided in Mosaic’s quarterly shareholder newsletter.

Special Service Charges.

We may impose special service charges for services that are not regularly afforded to shareholders. In order to do this, we must give 30 days written notice to you or to shareholders in general. These special charges may include, but are not limited to, fees for excessive exchange activity or unusual historical account research and copying requests. Mosaic’s standard service charges are also subject to adjustment from time to time.

Share Certificates.

The Trust will not issue share certificates.

Subaccounting Services.

The Trust can provide subaccounting services to institutions. The Trustees reserve the right to determine from time to time such guidelines as they deem appropriate to govern the level of subaccounting service that can be provided to individual institutions in differing circumstances. Normally, the Trust’s minimum initial investment to open an account will not apply to subaccounts. However, we reserve the right to impose the same minimum initial investment requirement that would apply to regular accounts if it seems that the cost of carrying a particular subaccount or group of subaccounts is likely to be excessive.

The Trust may provide and charge for subaccounting services that we determine exceed those services that can be provided without charge. The availability and cost of such additional services will be determined in each case by negotiation between Mosaic and the parties requesting the additional services. We are not presently aware of any such services for which a charge will be imposed.

Crediting of Investments.

We can reject any investment in the Trust for any reason and may at any time suspend all new investment in any Fund. We may also, in our discretion, decline to recognize an investment by funds wired for credit until such funds are actually received by the Trust. This is because we may be responsible for any losses resulting from changes in a Fund’s net asset value that happen because we failed to receive funds from a shareholder to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased by wire and the wire is not received or if shares are purchased by a check that, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately. The shareholder that gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by us, the Trust or the Distributor.

Foreign Checks.

Checks drawn on foreign banks will not be considered received until we have actual receipt of payment in immediately available US dollars after submitting the check for collection. Collection of such checks through the international banking system may require 30 days or more. We will pass the cost of such collection to you if you invest using a foreign check.

Purchase Orders from Brokers.

We authorized one or more brokers to accept purchase and redemption orders of Trust shares. These brokers are authorized to delegate other intermediaries to accept purchase or redemption orders of Trust shares. An order to purchase shares that we receive from a securities broker (or the broker’s delegate, as the case may be) will be considered received in proper form for the net asset value per share determined as of the close of business of the New York Stock Exchange on the day of the order. However, the broker must assure us that it received the order from its customer prior to that time.

Shareholders who invest in the Trust through a broker may be charged a commission for handling the transaction. A shareholder may deal directly with us anytime to avoid the fee.

Redemptions and Checkwriting.

Redemptions will take place at the NAV for the day we receive the redemption order in proper form. A redemption request may not be in proper form unless we have a signed account application from you or your application is submitted with the withdrawal request.

If you draw a check against your Government or Intermediate Income Fund account, it will not be considered in proper form unless there are sufficient collected funds available in the account on the day the check is presented for payment. Generally, it takes up to 10 days before checks deposited in your account are collected. Therefore, if you plan to write a check against your account shortly after making an investment, we recommend you call us to make sure that your funds will be available.

Unusual Circumstances Resulting in Suspension of Payments.

We will use our best efforts in normal circumstances to handle redemptions timely. However, we may for any reason we deem sufficient suspend the right of redemption or postpone payment for any shares in the Trust for any period up to seven days.

Our sole responsibility with regard to redemptions shall be to process timely redemption requests in proper form. Neither the Trust, its affiliates, nor the Custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders.

Payment for shares in any Fund may be suspended or delayed for more than seven days only in limited circumstances. These occur (1) during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (2) when trading on such Exchange is restricted, as determined by the Securities and Exchange Commission; or (3) during any period when the Securities and Exchange Commission has by order permitted such suspension.

Final Payments on Closed Accounts.

The redemption payment you receive when you close your Government Fund or Intermediate Income Fund account will normally have all accrued dividends included. However, when an account is closed, we may make payment by check of any final dividends declared but not yet paid to the date of the redemption that closed the account in those two funds. The payment may be made on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Inter-Fund Exchange.

Funds exchanged between shareholder accounts will earn their final day’s dividend, if applicable, on day of exchange.

We reserve the right, when we deem such action necessary to protect the interests of Fund shareholders, to refuse to honor withdrawal requests made by anyone purporting to act with the authority of another person or on behalf of a corporation or other legal entity. Each such individual must provide a corporate resolution or other appropriate evidence of his or her authority or satisfactory identity. We reserve the right to refuse any third party redemption requests.

Address Changes and Lost Shareholder Accounts.

It is your obligation to inform us of address changes.

We will exercise reasonable care to ascertain your correct address if you become “lost” in our records. We will conduct two database searches for you and use at least one information database service. The search will be conducted at no cost to you. We will not, however, perform such searches if your account is less than $25, if you are not a natural person or we receive documentation that you are deceased. If we cannot locate you after such procedures, your account may be escheated to the State of your last residence in our records.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Dividend Payments.

Dividends are payable to you at the time they are determined. For the Government and Intermediate Income funds, they are not actually paid in the form of additional shares of the Fund credited to your account until the end of each calendar month (or normally when the account is closed, if sooner), unless you make a written election to receive dividends in cash.

Income earned on securities in the Government and Intermediate Income Funds are declared as dividends and distributed monthly. In the Institutional Bond Fund, the dividend declaration and distribution is made at least annually, and normally quarterly. The share price of each Fund will normally fall by an amount equal to the income or other dividend paid to you (including any annual gains declared).

Realized capital gains and losses and unrealized appreciation and depreciation are reflected as changes in NAV per share of each Fund. Premium on securities purchased is amortized daily as a charge against income.

You will receive notice of payment of any dividends in your quarterly statement. For tax purposes, you will also receive an annual summary of dividends paid by your Fund and the extent to which they constitute capital gains dividends. If you purchase shares as of a particular net asset value determination (the close of the New York Stock Exchange) on a given day, you will not be considered a shareholder of record for the dividend declaration made that day. If you withdraw as of such determination you will be considered a shareholder of record with respect to the shares withdrawn. A “business day” will be any day the New York Stock Exchange is open for trading.

TAXATION OF THE TRUST

Federal Income Tax Requirements.

To qualify as a “regulated investment company” and avoid Fund-level federal income tax under the Internal Revenue Code (the “Code”), each Fund must, among other things, distribute its net income and net capital gains in the fiscal year in which it is earned. The Code also requires each Fund to distribute at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year-end in order to avoid a 4% excise tax. We intend to distribute all taxable income to the extent it is realized to avoid federal excise taxes.

To qualify as a regulated investment company under the Code, each Fund must also derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities and certain other types of income.

Should any Fund fail to qualify as a “regulated investment company” under the Code, it would be taxed as a corporation with no allowable deduction for distributing dividends.

Tax Consequences to Shareholders.

To qualify as a “regulated investment company” and avoid Fund-level federal income tax under the Internal Revenue Code (the “Code”), each Fund must, among other things, distribute its net income and net capital gains in the fiscal year in which it is earned. The Code also requires each Fund to distribute at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year-end in order to avoid a 4% excise tax. We intend to distribute all taxable income to the extent it is realized to avoid federal excise taxes.

To qualify as a regulated investment company under the Code, each Fund must also derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities and certain other types of income.

Should any Fund fail to qualify as a “regulated investment company” under the Code, it would be taxed as a corporation with no allowable deduction for distributing dividends.

Wash Sales.

If you receive exempt-interest dividends on shares held for less than six months, any loss on the sale or exchange of such shares will be disallowed up to the value of such dividends.

Dividends Received Deduction.

No portion of the dividends paid by the Trust to its shareholders is expected to be subject to the dividends received deduction for corporations (70% of dividends received).

31% Withholding.

You may be subject to a 31% withholding requirement on transactions with the Trust in certain circumstances. (1) If you fail to comply with the interest and dividends “back-up” withholding provisions of the Code (by accurately filing Form W-9 or its equivalent, when required); or (2) if the Internal Revenue Service determined that you failed to properly report dividend or interest income.

Personal Holding Company.

We reserve the right to involuntarily redeem shares if ownership has or may become concentrated as to make a Fund a personal holding company under the Code.

CALCULATION OF PERFORMANCE DATA

So that you can compare the Trust’s Funds with similar funds (and to market indices, investments such as savings accounts, savings certificates, taxable and tax-free bonds, taxable money market funds and money market instruments), we calculate yields and total returns for each Fund.

How are Total Returns Calculated? We calculate annual total return and average annual total returns for the Funds. Annual total return is based on the change in share price from the beginning to the end of the year, plus any distributions. We calculate average annual total return by finding the compounded annual rate of return over a given period that would be required to equal the return on an assumed initial investment in the Fund to the ending redeemable value this investment would have had at the end of the period. This is done by taking into account the effect of the changes in the Fund’s share price during the period and any recurring fees charged to shareholder accounts. We also assume all dividends and other distributions are reinvested at the applicable share price when they were paid.

We may also calculate non-annualized aggregate total returns by computing the simple percentage change in value that equals an assumed initial investment in a Fund with its redeemable value at the end of a given period, determined in the same manner as for average annual total return calculations.

How is Standardized Yield Calculated? The yields of each of the Trust’s Funds are calculated according to standardized formulas prescribed by the SEC. They are calculated as follows: Add one to the respective Fund’s total daily theoretical net income per share during a given 30-day period and divide the sum by the Fund’s maximum offering price per share on the last day of the period. Next raise the result to the sixth power, subtract one and multiply the result by two.

The standardized yield may be calculated daily any business day.

For purposes of calculating yield, the daily theoretical gross income of each income bearing obligation in a Fund is determined as 1/360 of the obligation’s yield to maturity (or put or call date in certain cases). This is based upon its current value (defined as the obligation’s closing market value that day, plus any accrued interest), multiplied by such current value. A Fund’s daily theoretical gross income is the sum of the daily theoretical gross income amounts computed for each of the obligations in the Fund. A Fund’s total daily theoretical net income per share during a given 30-day period is the Fund’s daily theoretical gross income less daily expenses accrued (reduced by any waived expenses), totaled for each day in the period and divided by the average number of shares outstanding during the period.

Total return quotations as of the end of the Trust’s most recent fiscal year are presented in the Prospectus.

Performance Comparisons.

From time to time, in advertisements or in reports to shareholders and others, we may compare the performance of the Trust to that of recognized market indices. We may cite the ranking or performance of any Fund as reported in recognized national periodicals, financial newsletters, reference publications, radio and television news broadcasts, or by independent performance measurement firms.

We may also compare the performance of any Fund to that of other funds we manage, if appropriate. We may compare our performance to that of other types of investments, substantiated by representative indices and statistics for those investments.

Market indices that we may use include those compiled by major securities firms. Other indices compiled by securities rating or valuation services, such as Standard and Poor’s Corporation, may also be used. Periodicals that report market averages and indices, performance information, and/or rankings may include: The Wall Street Journal, Investors Business Daily, The New York Times, The Washington Post, Barron’s, Forbes Magazine, Money Magazine, Mutual Funds Magazine, Kiplinger’s Personal Finance and the Bank Rate Monitor. Independent performance measurement firms include Lipper Analytical Services, Inc. and Morningstar.

In addition, a variety of newsletters and reference publications provide information on the performance of mutual funds, such as the Donoghue’s Money Fund Report. Financial news is broadcast by various radio and television media.

When we use Lipper Analytical Services, Inc. to make performance comparisons in advertisements or in reports to shareholders or others, we compare the performance of the Government Fund to mutual funds categorized as “General U.S. Government Funds” and the performance of the Intermediate Income and Institutional Bond Funds to mutual funds categorized as “Intermediate Corporate Debt Funds.” If any of these categories should be changed by Lipper Analytical Services, Inc., we will make comparisons based on the revised categories. We may disclose the contents of each Fund as frequently as daily in advertisements and elsewhere.

Average Maturities. We calculate average maturity information for the Funds. The “average maturity” of a Fund on any day is determined by first multiplying the number of days then remaining to the effective maturity of each investment in the Fund by the value of that investment. Next, the results of these calculations are summed. Finally, the total is divided by the aggregate value of the Fund that day. Thus, the average maturity represents a dollar-weighted average of the effective maturities of Fund investments.

By comparison, the “mean average maturity” of a Fund over some period, such as seven days, a month or a year, represents the arithmetic mean (i.e., simple average) of the daily average maturity figures for the Fund during the respective period.

FINANCIAL STATEMENTS AND
OTHER ADDITIONAL INFORMATION

The financial statements for the Trust for the fiscal year ended December 31, 2001 are incorporated herein by reference from the Trust's December 31, 2001 Annual Report to Shareholders as filed with the Securities and Exchange Commission.   Such financial statements have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report dated February 8, 2002, which is incorporated herein by reference.

Statements contained in this Statement of Additional Information and in the Prospectus regarding the contents of contracts and other documents are not necessarily complete. You should refer to the documents themselves for definitive information on their provisions. We will supply copies of the Trust’s important documents and contracts to interested persons upon request, or you can obtain them from the SEC’s Internet site at www.sec.gov.

The Trust registered with the Securities and Exchange Commission in Washington, DC, by the filing a Registration Statement. The Registration Statement contains certain additional information not included in the Prospectus or this Statement of Additional Information. This information is available from the SEC or its Internet site. (See the back cover of the Prospectus for information about obtaining this information.)

APPENDIX – QUALITY RATINGS

Any investment we make will have a “quality rating” determined principally by ratings assigned by nationally recognized statistical rating organizations (NRSRO). Otherwise, we will assign a rating according to comparable standards when there is no published rating or when published ratings differ or are considered obsolete.

Quality ratings will often be determined by referring to the ratings assigned by two major NRSROs that rate securities: Moody’s Investors Service, Inc. (Moody’s) and Standard and Poor’s Corporation (S&P). In cases where more than one NRSRO rates an issue, it will be graded according to whichever rating we deem appropriate. In cases where no organization rates an issue, we will grade it using the following standards that we believe are comparable to those followed by the NRSROs.

Bonds. Moody’s uses ratings Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C; S&P uses ratings AAA, AA, A, BBB, BB, B, CCC, CC and C. Bonds rated Aaa or AAA are judged to be of the best quality; interest and principal are secure and prices respond only to market rate fluctuations. Bonds rated Aa or AA are also judged to be of high quality, but margins of protection for interest and principal may not be quite as good as for the highest rated securities.

Bonds rated A are considered upper medium grade by each organization. Protection for interest and principal is deemed adequate but susceptible to future impairment, and market prices of such obligations, while moving primarily with market rate fluctuations, also may respond to economic conditions and issuer credit factors.

The Institutional Bond Fund does not invest in issues rated below A.

Bonds rated Baa or BBB are considered medium grade obligations. Protection for interest and principal is adequate over the short term, but these bonds may have speculative characteristics over the long term and therefore may be more susceptible to changing economic conditions and issuer credit factors than they are to market rate fluctuations.

The Government Fund does not invest in issues rated below Baa or BBB or equivalent unrated issues.

Notes and bonds rated Ba or BB are considered to have immediate speculative elements and their future can not be considered well assured; protection of interest and principal may be only moderate and not secure over the long term; the position of these bonds is characterized as uncertain.

Notes and bonds rated B or lower by each organization are generally deemed to lack desirable investment characteristics; there may be only small assurance of payment of interest and principal or adherence to the original terms of issue over any long period.

Obligations rated Baa or above by Moody’s or rated BBB or above by S&P are considered “investment grade” securities, whereas lower rated obligations are considered “speculative grade” securities.

Bond ratings may be further enhanced by the notation “+” or “-.” For purposes of the Trust and its investment policies and restrictions, such notations shall be disregarded. Thus, for example, bonds rated BBB- are considered investment grade while bonds rated BB+ are not.

Notes. Moody’s rates shorter term issues with “Moody’s Investment Grade” or “MIG” designations, MIG-1, MIG-2 and MIG-3; it assigns separate “VMIG” ratings, VMIG-1, VMIG-2 and VMIG-3, to variable rate demand obligations for which the issuer or a third-party financial institution guarantees to repurchase the obligation upon demand from the holder.

MIG-1 and VMIG-1 notes are of the best quality, enjoying strong protection from established cash flows for debt service or well established and broadly based access to the market for refinancing. MIG-2 and VMIG-2 notes are of high quality, with ample margins of protection, but not as well protected as the highest rated issues. MIG-3 and VMIG-3 notes are of favorable quality, having all major elements of security, but lacking the undeniable strength of the higher rated issues and having less certain access to the market for refinancing.

S&P assigns the ratings, SP-1, SP-2, and SP-3, to shorter term municipal issues, which are comparable to Moody’s MIG-1, MIG-2 and MIG-3 ratings, respectively.

Commercial Paper. Commercial paper, only some of which may be tax-exempt, is rated by Moody’s with “Prime” or “P” designations, as P-1, P-2 or P-3, all of which are considered investment grades. In assigning its rating, Moody’s considers a number of credit characteristics of the issuer, including: (1) industry position; (2) rates of return; (3) capital structure; (4) access to financial markets; and (5) backing by affiliated companies.

P-1 issuers have superior repayment capacity and credit characteristics; P-2 issuers have strong repayment capacity but more variable credit characteristics; P-3 issuers have acceptable repayment capacity, but highly variable credit characteristics and may be highly leveraged.

S&P rates commercial paper as A-1, A-2 or A-3. To receive a rating from S&P, the issuer must have adequate liquidity to meet cash requirements, long-term senior debt rated A or better (except for occasional situations in which a BBB rating is permitted), and at least two additional channels of borrowing. The issuer’s basic earnings and cash flow must have an upward trend (except for unusual circumstances) and typically, the issuer has a strong position in a well-established industry. S&P assigns the individual ratings A-1, A-2 and A-3 based on its assessment of the issuer’s relative strengths and weakness within the group of ratable companies.

Part C
Form N-1A
May 1, 2002
Mosaic Income Trust

Cross Reference Sheet (Continued)

Item 24(a) Financial Statements

Included in Part A: Financial Highlights

Included in Part B: Filed with the Securities and Exchange Commission pursuant to Section 30 of the Investment Company Act of 1940 on February 22, 2002, and to be incorporated herein by reference are the Trust's Annual Reports to shareholders for the fiscal year ended December 31, 2001. Included in such reports to shareholders are: Report of Independent Auditors, Statements of Net Assets, Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements.

Included in Part C: Consent of Independent Auditors

Item 23 Exhibits

Exhibit No. Description of Exhibit

a Declaration of Trust*

b By-Laws*

c Not Applicable

d Investment Advisory Agreement*

e Distribution Agreement*

f Not Applicable

g Custodian Agreement with Fee Schedule*

h Services Agreement* and Transfer Agency Agreement*

i Consent of Counsel*

j Consent of Independent Auditors (Filed Herewith)

k Not Applicable

l Not Applicable

m Not Applicable

n Not Applicable

o Not Applicable

p Code of Ethics*

* Previously filed by Registrant.

24. Persons Controlled by or Under Common Control with Registrant.

None

25. Indemnification

Mosaic Funds maintains a Directors and Officers Errors and Omissions Policy that covers the officers and Trustees of the registrant as well as the officers and directors of the Registrant's advisor and its affiliates (referred to as an "Insured" or the "Insureds").  The policy does not protect against any liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of an Insured's office.  (Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of such registrants pursuant to any provision of the Registrant's Declaration of Trust or its By-Laws, the Registrant and its officers and Trustees have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, director, officer or controlling person of the
Registrant in the successful defense of any action, suit or proceeding) is asserted by an Insured in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, subject to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.)

26. Business and Other Connections of Investment Advisor.

Name	Position with Advisor	Other Business
Frank E. Burgess	Director and control person	President and Director of Madison Investment Advisors, Inc., 550 Science Drive, Madison, WI 53711
Katherine L. Frank	President	Vice President of Madison Investment Advisors, Inc. 550 Science Drive, Madison, WI 53711
Jay R. Sekelsky	Vice President	Vice President of Madison Investment Advisors, Inc. 550 Science Drive, Madison, WI 53711
Chris Berberet	Vice President	Vice President of Madison Investment Advisors, Inc. 550 Science Drive, Madison, WI 53711
W. Richard Mason	Secretary	Principal of Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Dr., Scottsdale, AZ 85258, general counsel of Madison Investment Advisors, Inc., 550 Science Drive, Madison, WI 53711.

27. Principal Underwriters

(a) The registrant does not utilize the services of an underwriter. Mosaic Funds Distributor, LLC, the distributor of the Trust, also acts as distributor for Mosaic Focus Fund Trust, Mosaic Government Money Market, Mosaic Tax-Free Trust and Mosaic Equity Trust.

(b)
Name and Principal   Position and Offices       Position and Offices
Business Address     with Underwriters          with Registrant

W. Richard Mason     Principal                  Secretary and Counsel
8777 N. Gainey Ctr Dr.
Scottsdale AZ  85258

(c) Not Applicable

28. Location of Accounts and Records

The majority of the books, records and accounts of the Registrant will be maintained at 550 Science Drive, Madison, WI  53711, at which address are located the offices of the Registrant and of Madison Mosaic, LLC. Current transfer agent and shareholder account records are kept at the offices of the Registrant's transfer agent, US Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI  53202.  Additional records and documents relating to the affairs of the Registrant are maintained by U.S. Bank, N.A. of Cincinnati, OH, the Registrant's Custodian, at the Custodian's offices located at 425 Walnut Street, Cincinnati, OH 45202. Pursuant to the Custodian Agreement (see Article IX, Section 12), such materials will remain the property of the Registrant and will be available for inspection by the Registrant's officers and other duly authorized persons. Finally, certain legal and compliance records of the Registrant not maintained at the Registrant's Madison, WI office will be maintained at the offices of the Advisor's Legal and Compliance Department, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ  85258.

29. Not Applicable

30. Undertakings. The Registrant shall furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest Annual Report to shareholders upon such person's request and without charge.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the County of Dane, State of Wisconsin, on the 24 day of April, 2002.

Mosaic Income Trust

By: (signature)

Katherine L. Frank, President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Frank E. Burgess* , Trustee (Date)

Lorence Wheeler* , Trustee (Date)

Philip Blake*, Trustee (Date)

James Imhoff*, Trustee (Date)

*(Signature), Attorney-In-Fact, 04/24/2002 John Rashke, Esquire